Penn Insurance and Annuity
A PennMutual Company

Prospectus

- Protection Variable Universal Life

July 15, 2021

PROSPECTUS

FOR

PROTECTION VUL

a flexible premium variable life insurance policy issued by

THE PENN INSURANCE AND ANNUITY COMPANY

and funded through

PIA VARIABLE LIFE ACCOUNT I

of

The Penn Insurance and Annuity Company

PO Box 178, Philadelphia, Pennsylvania 19105

800-523-0650

July 15, 2021

This prospectus describes the Protection Variable Universal Life Insurance policy (the “Policy”), an individual, flexible premium variable universal life insurance policy issued by The Penn Insurance and Annuity Company (the “Company”). The Policy provides life insurance and a cash surrender value that varies with the investment performance of one or more of the mutual fund portfolios that you select. The available portfolios are listed in Appendix A to this prospectus. The Policy also provides options in the Fixed Account in which amounts may be held to accumulate interest. The life insurance (or death benefit) provided under the Policy will never be less than the amount specified in the Policy.

Right to Cancel.  If you are a new purchaser of a policy, you may cancel your policy within 10 days of receiving it without paying fees or penalties. In some states, this “Free Look” or cancellation period may be longer. If you cancel your Policy, in most states you will receive your policy value, plus any premium charge and monthly deductions (minus any loans and accrued loan interest). In some states, you will receive a full refund of the amount of any premiums you have paid. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of this security or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.  Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

GUIDE TO READING THIS PROSPECTUS (TABLE OF CONTENTS)

This prospectus contains information that you should know before you buy the Protection Variable Universal Life Insurance policy (the “Policy” or “Protection VUL”) described in this prospectus or exercise any of your rights under the Policy. The purpose of this prospectus is to provide information on the essential features and provisions of the Policy and the investment options available under the Policy. When you receive your Policy, read it carefully for more information about your rights and obligations under the Policy.

The prospectus is arranged as follows:

•	Pages 5 to 10 provide a table summarizing key information about the Policy.

•	Pages 11 to 13 provide an overview of important features and benefits and other information.

•	Pages 14 to 19 include tables showing fees and charges under the Policy.

•	Pages 20 to 22 summarize the principal risks of investing in the Policy.

•	Pages 23 to 53 provide additional, more detailed information about the Policy, in question and answer format.

•

Pages 53 to 54 provide information about The Penn Insurance and Annuity Company (“Penn Insurance and Annuity,” or the “Company”), PIA Variable Life Account I (the “Separate Account”) and the underlying variable investment options (“Variable Investment Options”).

•

Appendix A at the end of this prospectus lists the mutual fund portfolios that are available in the Variable Investment Options (the “Portfolios,” or “Funds”), including information regarding their expenses and past investment performance.

•	Appendix B at the end of this prospectus describes the fixed account investment options (the “Fixed Account Options”) available under the Policy.

•	Appendix C at the end of this prospectus describes material state variations in Policy provisions.

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The prospectuses of the available Portfolios contain important information that you should know about the investments that may be made under the Policy. You should read the portfolio prospectuses carefully before you invest. You can obtain the portfolio prospectuses by calling 1-800-523-0650 or by sending an email request to FundOperations@pennmutual.com.

This prospectus (and the life insurance policy) is not considered an offering in any jurisdiction where such offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any supplements to them, or in any other materials (such as summary prospectuses) or supplemental sales material we authorize.

DEFINITIONS

More detailed information concerning the terms defined below is in the appropriate sections of the Prospectus.

Cash Surrender Value:  The policy value, less any surrender charges that may apply.

Company:  The Penn Insurance and Annuity Company. Also referred to as “We,” “our,” and “us,”or “PIA.”

Fixed Accounts.  There are four Fixed Accounts under the Policy: the Short-Term Fixed Account, the Traditional Fixed Account, the Policy Loan Account, and the Fixed Dollar Cost Averaging Account. These are all part of the Company’s general account assets. These are the Fixed Account Options.

General Account:  All of our general assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. These assets are subject to the claims of our general creditors.

Investment Options:  Policy investment options that consist of the Variable Investment Options and the Fixed Account Options.

Monthly Deduction:  The charges we deduct from your policy value each month, including the Cost of Insurance Charge, Per Policy Expense Charge, the Expense Charge per Thousand of Specified Amount, the Mortality and Expense Risk Asset Charge, and any applicable Optional Supplemental Rider Charges.

Net Amount at Risk:  The difference between the death benefit and the policy value.

Net Cash Surrender Value:  The policy value, less any surrender charges that may apply, less any outstanding loans and accrued loan interest. This is the amount we will pay you if you surrender your policy.

Net Policy Value:  The policy value, less any Policy Debt.

Net Premium:  The balance of a premium payment after deduction of the percent of premium charge.

Policy Debt:  Any outstanding policy loans plus any loan interest due or accrued.

Policy Specifications Page:  Page 3 of your policy. The Policy Specifications Page contains your policy’s individual specifications.

Policy Value:  The total value of your policy, which is the sum of the values in the Variable Investment Options and the Fixed Account Options. At any time, your policy value is equal to: the net premiums you have paid (your premiums less the percent of premium charges); plus or minus the investment results in the part of your policy value (if any) allocated to the Variable Investment Options; plus interest credited to the part of your policy value (if any) allocated to the Fixed Account Options; minus policy charges we deduct; and minus partial withdrawals you have made. Policy loans may also affect your policy value.

Portfolios:  The mutual fund portfolios that are available for investment through the Variable Investment Options of the Separate Account. Sometimes referred to as Funds or Eligible Portfolios.

Separate Account:  PIA Variable Life Account I of Penn Insurance and Annuity Company, a segregated asset account of the Company. The Separate Account is divided into subaccounts that correspond to the Variable Investment Options. Each subaccount corresponds to, and invests exclusively in, a particular Portfolio.

Specified Amount:  The dollar amount of life insurance under the Policy as selected by the policy owner. It equals the initial specified amount shown on the Policy Specifications Page, minus any decreases made to the initial specified amount.

Variable Investment Options.  The subaccounts of the Separate Account, each of which invests exclusively in a specified Portfolio or Fund.

We (Our, Us): The Penn Insurance and Annuity Company (the “Company”).

You, Your: The policy owner, who can make decisions regarding allocation of net premiums, transfers, withdrawals, surrender, borrowing money, naming beneficiary(ies), electing riders, and other matters (all within the policy limits).

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE PROTECTION VARIABLE UNIVERSAL LIFE INSURANCE POLICY

FEES AND EXPENSES

Charges for Early Withdrawals

If you fully surrender your Policy within 15 years following your purchase of the policy, you may be assessed a surrender charge of up to 5.404% of your Specified Amount.

For example, if you were to surrender your Policy during the first year after your Policy purchase (and your total premiums paid were $100,000 and your Specified Amount is $500,000), then you could be assessed a surrender charge of up to $27,020.

For more detailed information, see Table of Fees and Expenses; What Are the Fees and Charges Under the Policy?

Transaction Charges

In addition to the surrender charge for Policy surrenders, you may be charged for other transactions. These include a Percent of Premium Charge (deducted from each premium) and a partial withdrawal processing fee. A surrender charge will also be deducted if you decrease the Specified Amount of the life insurance death benefit in the first five policy years.

We reserve the right to impose transfer charges (when you transfer policy value between investment options), but we currently do not impose these charges. We may also impose charges if you exercise certain rider benefits.

For more detailed information, see Table of Fees and Expenses; What Are the Fees and Charges Under the Policy?

Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses (usually deducted on a monthly basis). Some of these charges, such as the monthly Cost of Insurance Charge, the monthly Expense Charge per Thousand of Specified Amount, and certain rider charges (for supplemental benefits), are set based on individual characteristics of the insured (e.g., age, sex, and rating classification).

Other ongoing charges include the monthly Per Policy Expense Charge, the Mortality and Expense Risk Asset Charge, loan interest, and certain other rider charges. Please refer to the Policy Specifications Page (Page 3 of your Policy) for rates and the specific fees applicable to your Policy.

Investors will also bear expenses associated with the Portfolios, as shown in the following table, which shows the minimum and maximum total operating expenses deducted from Portfolio assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2020.

Portfolios’ Total Annual Operating Expenses (expenses that are deducted from Portfolio assets)

	Annual Fee	Minimum	Maximum
	Variable Investment Options (Portfolio Company fees and expenses)	0.11%	0.17%
	For more detailed information, see Table of Fees and Expenses; What Are the Fees and Charges Under the Policy?

RISKS

Risk of Loss

You can lose money by investing in this Policy, including loss of your premiums (principal).

For more detailed information, see Summary of Principal Risks of Investing in the Policy; What is the Value of My Policy?

Not a Short- Term Investment

This Policy is not designed for short- term investing and is not appropriate for an investor who needs ready access to cash.

The Policy is designed to provide a life insurance benefit or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications generally make variable life insurance unsuitable as a short-term savings vehicle. Additionally, the Policy limits your ability to withdraw a portion of the policy value (also called cash value) through partial withdrawals or loans; you cannot access more than your net cash surrender value (the policy value less the surrender charge and less any outstanding policy loan).

For more detailed information, see Summary of Principal Risks of Investing in the Policy.

Risks Associated with Investment Options

•   An investment in this Policy is subject to the risk of poor investment performance of the Portfolios you choose, and the value of an investment can vary depending on the performance of the Portfolios.

•   Each investment option (the Portfolios and the fixed accounts) has its own unique risks. The performance of the Portfolios will vary, and some are riskier than others.

•   A discussion of the risks of allocating your premiums or policy value to one or more Portfolios can be found in the prospectuses for the Portfolios. You should review the prospectuses for the Portfolios before making an investment decision.

•   Premiums and policy value allocated to the Traditional Fixed Account Option may be kept there for an extended period of time due to restrictions on transfers out of the Traditional Fixed Account Option.

For more detailed information, see Summary of Principal Risks of Investing in the Policy; Appendix A – Portfolios Available Under the Policy; Appendix B – Fixed Account Options.

Insurance Company Risks

An investment in the Policy is subject to the risks related to Penn Insurance and Annuity Company (the Company), including:

•   Any obligations, guarantees, and benefits of the Policy (including the Fixed Account Options), are subject to the claims-paying ability and financial strength of the Company.

•   There are risks relating to the Company’s administration of the Policy, including cybersecurity and infectious disease outbreak risks.

•   If the Company experiences financial distress, it may not be able to meet its obligations to you.

•   More information about the Company, including its financial strength ratings, is available upon request from the Company at 1-800-523-0650.

For more detailed information, see The Penn Insurance and Annuity Company; Financial Statements; Summary of Principal Risks of Investing in the Policy– Insurance Company Risks; Other Information.

Policy Lapse

Your Policy can lapse even if you pay all of the planned premiums on time.

•   When a Policy lapses, it has no value, and no benefits are paid upon the death of the insured. You will also lose the principal invested.

•   A Policy can lapse if the net cash surrender value is insufficient to pay the Policy charges. This can happen due to insufficient premium payments, poor investment performance, withdrawals, unpaid loans or loan interest, and Policy charges (including increases in those charges).

•   The larger a Policy loan becomes relative to the policy’s cash surrender value, the greater the risk that the Policy’s net cash surrender value will not be sufficient to support the Policy’s charges, including any loan interest due, and the greater the risk of the Policy lapsing.

•   A Policy lapse may have tax consequences.

•   If the Policy lapses, there are costs and premium requirements associated with reinstatement of the Policy.

The No-Lapse Guarantee Rider can prevent the Policy from lapsing if the No-Lapse Guarantee Rider Requirement is satisfied.

For more detailed information, see Summary of Principal Risks of Investing in the Policy; What Payments Must I Make Under the Policy? – Lapse and Reinstatement; What Are the Supplemental Riders That Are Available? - No-Lapse Guarantee Rider.

RESTRICTIONS

Investments

•   You can allocate your net premiums to the Variable Investment Options (that invest in the Portfolios) and the Fixed Account Options.

•   The minimum amount that you can transfer generally is $25.

•   The maximum amount that you can transfer out of the Traditional Fixed Account in any Policy Year is the greatest of (a) 25% of the amount in the Traditional Fixed Account at the previous Policy anniversary, (b) $5,000, or (c) the total amount transferred out of that account in the previous policy year.

•   The Company reserves the right to remove or substitute any of the Portfolios as investment options that are available under the policy.

•   In addition, we may limit your ability to make transfers involving the Variable Investment Options if a transfer may disadvantage or potentially harm or hurt the rights or interests of other policy owners.

•   We will also reject or reverse a transfer request if for any reason any of the Portfolios do not accept the purchase of its shares.

For more detailed information, see How Are Amounts Credited to the Separate Account?; How Can I Change the Policy’s Investment Allocations?

Optional Benefits

•   We may impose restrictions and limitations on your choice of Investment Options in order to keep the No-Lapse Guarantee Rider in effect, but we currently do not enforce any such restrictions.

•   A change in Specified Amount; the addition, deletion, or change of any riders; or a change in the insured’s rate class may impact the No-Lapse Guarantee rider, and may require the payment of additional premiums to maintain the rider’s guarantee.

•   We may stop offering an optional benefit at any time.

For more detailed information, see What Are the Supplemental Riders That Are Available?

TAXES

Tax Implications

•   Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.

•   If you purchase the Policy through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax benefit.

•   Earnings on your Policy (if any) are taxed when you withdraw them (or if a Policy loan is not repaid), at ordinary income tax rates, and may be subject to a tax penalty before age 59 1/2.

For more detailed information, see Summary of Principal Risks of Investing in the Policy– Tax Risks; How Is the Policy Treated Under Federal Income Tax Law?

CONFLICTS OF INTEREST

Investment Professional Compensation

Your investment professional may receive compensation for selling this Policy to you, in the form of commissions, asset-based compensation, allowances for expenses, and other compensation programs, and the Company may share the revenue it earns on this Policy with the professional’s firm. (Your investment professional may be your broker, investment adviser, insurance agent, or someone else).

For these reasons, these investment professionals may have a financial incentive to recommend this Policy over another policy or investment.

For more detailed information, see Distribution Arrangements.

Exchanges

Some investment professionals may have a financial incentive to offer you a new policy in place of the one you own. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing policy.

For more detailed information, see “What Payments Must I Make Under the Policy?—Tax-Free “Section 1035”Insurance Policy Exchanges.”

OVERVIEW OF THE PROTECTION VARIABLE UNIVERSAL LIFE INSURANCE POLICY

The following provides an overview of the Policy’s primary features. Please read the full descriptions in the rest of this prospectus, and your Policy, for more information regarding these features and other provisions of the Policy.

1. Purpose	of the Policy

This Policy provides permanent life insurance coverage with the potential for tax- deferred cash value (policy value) accumulation. The Policy is offered by Penn Insurance and Annuity Company. The Policy offers (1) life insurance protection, (2) flexible premium payments, (3) a net cash surrender value that you can access through withdrawals and loans, (4) the ability to invest in a variety of Variable Investment Options and Fixed Account Options, (5) the ability to transfer among these options tax-free, and (6) optional benefit riders. The Policy is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle. Please read the entire prospectus before you invest.

2. Premiums

Amounts you pay to us under your Policy are called premiums or premium payments. Policy premium payments are flexible; other than the required initial minimum premium payment, you can select the time and amount of premiums you pay, within limits.

You choose in your application how often to pay planned premiums — annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay Policy charges or the provisions of the No- Lapse Guarantee Rider are satisfied. See What Payments Must I Make Under the Policy?—Lapse and Reinstatement; and What Are the Supplemental Riders That Are Available?— No-Lapse Guarantee Rider in this prospectus. Additional or unplanned premiums may be paid in any amount and at any time. A premium may not be less than the minimum shown in your policy (generally at least $25).

Although you may have a schedule of planned premiums, your Policy can lapse even if you pay all of the planned premiums on time (unless the provisions of the No-Lapse Guarantee Rider are satisfied). This can happen because the investment performance of the Variable Investment Options you have allocated premiums or policy value to has been poor, because of charges we deduct, because of withdrawals you take, or because of a combination of these factors has caused the net cash surrender value of your Policy to be insufficient to pay the policy charges (including payment of interest on any loan that may be outstanding under the Policy). When a Policy lapses, it terminates and has no value, and no benefits are paid upon the death of the insured. You also lose the principal invested.

To qualify your Policy as life insurance under the Internal Revenue Code of 1986, as amended (the “IRC” or “Code”), federal tax law limits the amount of premium payments you may make in relation to the amount of life insurance provided under the Policy. In addition, we can limit the amount of premium payments and/or require medical insurance underwriting and satisfactory evidence of insurability before we accept additional premiums.

Premiums are allocated among the Variable Investment Options and the available Fixed Account Options according to your instructions. The policy value in the Variable Investment Options will vary up or down with the investment performance of the corresponding underlying mutual fund portfolios. Amounts in the Fixed Account Options are guaranteed and will earn interest declared from time to time by the Company.

3. Policy	Features

The Policy offers a variety of important features and benefits, including the following:

Life Insurance Benefit

The Policy provides life insurance on you or another individual you name. In your application for the Policy, you will tell us how much life insurance coverage you want on the life of the insured person (the

“Specified Amount”). The death benefit is the greater of (a) the Specified Amount of insurance, or (b) a percentage of the Policy value (on the date of the insured’s death) equal to the minimum necessary for your Policy to qualify as life insurance under IRC Section 7702. Therefore the death benefit could increase or decrease based on investment performance, but will not be less than the Specified Amount. You can decrease the Specified Amount, subject to certain conditions. While the Policy is in effect, we will pay the beneficiary the death benefit less the amount of any outstanding loan when the insured dies.

Investment Options

The Policy allows you to allocate your policy value to the different Variable Investment Options which each invest in a specified mutual fund portfolio (each, a “Portfolio” or “Fund”). Your policy value will increase or decrease to reflect the investment performance of the Portfolios you select; you bear the investment risk and you can lose money invested in the Portfolios. Appendix A of this prospectus lists the Portfolios currently available in the Policy and includes additional information about the Portfolios.

In addition to the Variable Investment Options, the Policy allows you to allocate your policy value to both a Traditional Fixed Account and a Short-Term Fixed Account (the “Fixed Account Options”). The Fixed Account Options are both designed to be safe investments that provide fixed returns, where the Company pays a fixed rate of interest (that it declares periodically, subject to a minimum) and where the Company bears the investment risk. However, the Short-Term Fixed Account is intended as a temporary holding place for premiums that are expected ultimately to be invested in the Variable Investment Options; therefore, the Company intends to declare a lower rate of interest for the Short-Term Fixed Account, and transfers out of the Traditional Fixed Account are subject to restrictions that do not apply to the Short-Term Fixed Account. The Fixed Account Options are described in Appendix B to this prospectus.

You can change the Investment Options in which you invest throughout the life of the Policy.

Transfers

Within limitations, you may transfer policy value from one Variable Investment Option to another and to and from the Short-Term Fixed Account and Traditional Fixed Account. In addition, the Policy offers two automated transfer programs — a dollar cost averaging program and an asset rebalancing program.

Policy Value

The policy value includes the amount in the Variable Investment Options and the Fixed Account Options. The value of your Policy will increase or decrease based upon the investment performance of the Variable Investment Options you choose, your premium payments, interest credited to the Fixed Account Options, any partial withdrawals, outstanding loans (including loan interest), and the charges we deduct.

The cash surrender value is the policy value decreased by any surrender charge. The net cash surrender value is the policy value decreased by any outstanding policy loan and less any surrender charge. See “What Is the Value of My Policy?” You may surrender your Policy at any time and you will receive the net cash surrender value.

The policy value of your Policy will vary with the investment performance of the options you select. There is a risk that the investment performance of the Variable Investment Options may be unfavorable or may not perform up to your expectations, which may decrease the amount of your net cash surrender value. If the Variable Investment Options you select for your Policy perform poorly you could lose money, including some or all of the premiums paid. Each Variable Investment Option invests in a different underlying Portfolio, and a discussion of the investment risks of each of the underlying Portfolios may be found in the prospectus for each of the Portfolios. Each underlying Portfolio has its own investment objective and investment strategy. The performance of each will vary, and some portfolios are riskier than others. We do not guarantee the investment performance of any of the Variable Investment Options or Portfolios. You bear the entire investment risk for all amounts allocated to the Variable Investment Options.

Loans

You may take a loan on your Policy. You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. If you take a loan, policy value will be transferred from the Variable Investment Options or the Fixed Account Options into the policy loan account. The policy value in the policy loan account does not participate in the investment experience of the Variable Investment Options. Interest on loans will be charged at a fixed loan interest rate of 6% and is payable at the end of each policy year. You may repay all or part of a loan at any time.

Policy loans reduce your policy value and death benefit, which may increase the risk your Policy could lapse. Outstanding loans may impact your No-Lapse Guarantee, and you may need to make additional premium payments or loan repayments to maintain the rider’s guarantee. If you take a loan on your policy, you may be subject to tax consequences. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

Surrenders and Withdrawals

You may surrender your Policy in full at any time. If you do, we will pay you the net cash surrender value (the policy value, less any policy loan outstanding and less any surrender charge that then applies). You may make partial withdrawals (subject to limitations) from your net cash surrender value. The minimum partial withdrawal amount is $250. Note that you do not have access to your full policy value, just the net cash surrender value.

However, the Policy is generally not a liquid investment. Surrender charges will apply during the first 15 policy years (the surrender charge period). There are limitations on your ability to access your policy value through surrenders and partial withdrawals, including surrender charges, partial withdrawal fees, possible tax consequences, adverse impacts on Policy benefits, increased risk of Policy lapse, and administrative requirements. A withdrawal will reduce your policy value (and therefore your net cash surrender value) by the amount withdrawn, and could reduce your death benefit. If the policy’s net cash surrender value is reduced to a point where it cannot meet the monthly deductions, then your Policy may lapse and terminate.

Free Look Period: ‘Right to Cancel’

You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the free look period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

No-Lapse Guarantee

The Policy includes a No-Lapse Guarantee Rider at no additional cost. This rider prevents the lapse of the Policy when the net cash surrender value is insufficient to cover the Monthly Deduction for the following month, as long as the No-Lapse Guarantee Requirement is satisfied. The Rider may last until the Maturity Date of the Policy. The No-Lapse Guarantee Requirement is based on the amount of your premium payments (less withdrawals), hypothetical no-lapse guarantee charges and interest rates, and other factors. See What Are the Supplemental Riders and Benefits That Are Available? – No-Lapse Guarantee Rider in this prospectus for additional information.

Supplemental Riders – Optional Benefits

The Company offers optional benefits through supplemental riders that may be added to your Policy (an additional charge applies to some of these riders). These riders include an Accidental Death Benefit Rider, Children’s Term Insurance Rider, Disability Waiver of Monthly Deduction Rider, Accelerated Death Benefit Rider, and Chronic Illness Accelerated Benefit Rider (and the No-Lapse Guarantee Rider). If any of these riders are added, any applicable monthly charges for certain of the supplemental riders will be deducted from your policy value as part of the monthly deduction.

Taxes

Death benefits paid under life insurance policies are not subject to federal income tax, but may be subject to federal and state estate taxes. Investment gains from your Policy are not taxed as long as the gains remain in the Policy. If the Policy is not treated as a modified endowment contract under federal income tax law, then distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income (taxed as ordinary income). Distributions include partial withdrawals and surrenders. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus for additional information.

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy or making withdrawals. Please refer to your Policy Specifications Page (Page 3 of your Policy) for information about the specific fees you will pay each year based on the options you have elected. (See What Are the Fees and Charges Under the Policy? in this prospectus for additional information).

The first table describes the fees and expenses that you will pay when you make a premium payment, surrender the Policy, make a withdrawal, or transfer policy value between Investment Options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Percent of Premium Charge	When a premium is paid.	Maximum Charge: 10% of each premium payment[1]

Surrender Charge[2]

Guaranteed Maximum Charges	When the Policy is surrendered within the first 15 policy years and upon a decrease in the Specified Amount within the first 5 policy years.	Maximum of $54.04 to minimum of $12.27 per $1000 of Specified Amount or decrease in Specified Amount.[3]

Surrender Charge for a representative non-tobacco male insured, age 45 in the first policy year

Maximum Charge	When the Policy is surrendered within the first 15 policy years and upon a decrease in the Specified Amount within the first 5 policy years.	$25.67 per $1000 of Specified Amount or decrease in Specified Amount.[3]

Partial Withdrawal Processing Fee	When you take a partial withdrawal from your Policy.	Lesser of $25 or 2.0% of the amount withdrawn.

Transfer Charge	When you make a transfer.	Maximum Charge $10.00 Current Charge $0.00[4]

Accelerated Death Benefit Rider	When Benefit is Exercised

One time charge of 12 months’ worth of policy charges on the accelerated amount, plus 12 months’ worth of interest charges on the accelerated amount. The interest rate will be the greater of (a) the current 90-day Treasury bill rate, or (b) the current maximum statutory adjustable policy loan rate.

1	The percent of premium charge imposed is currently reduced to 6% on premiums paid in the second policy year and thereafter. This reduction is not guaranteed and may change.
2

The actual maximum surrender charge will equal the surrender charge premium multiplied by the appropriate surrender factor. The surrender factor is equal to 100% in the first policy year and grades to 0% in the 16th year. The surrender charge premium is determined separately for each Policy and takes into account the individual underwriting characteristics of the insured, such as sex, age and risk classification, and the Specified Amount of the Policy. The table shows the lowest and highest surrender charges for an insured, based on our guaranteed maximum rates for individuals in standard risk classifications. The table also shows the surrender charge under a Policy issued to an individual who is representative of individuals we insure. The surrender charge shown in the table may not be representative of the charge that you will pay. Your Policy will state your surrender charge premium. More detailed information concerning your surrender charge is available from our administrative offices upon request. For additional information on the surrender charges, see What Are the Fees and Charges Under the Policy? — Surrender Charge in this prospectus.
3	The maximum amount reflects the charge that may be assessed in the first policy year.
4

No transaction fee is currently imposed for making a transfer among Variable Investment Options and/or the Fixed Account Options. While we do not currently intend to impose a transfer fee, we reserve the right to impose a $10 fee in the future on any transfer that exceeds twelve transfers in a policy year.

The next table describes charges that a policy owner may pay periodically during the time you own the Policy. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

Periodic Charges Under the Policy Other Than The Funds’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Base Contract Charges:

Cost of Insurance Charges[5]:

Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.0067 per $1,000 of net amount at risk.

Current Charges	Monthly	Maximum of $47.9167 to minimum of $0.0053 per $1,000 of net amount at risk.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.1525 per $1,000 of net amount at risk.

Current Charge	Monthly	$0.0376 per $1,000 of net amount at risk.

Expense charge per $1,000 of Specified Amount[6]	Monthly, for the first 240 months after the policy date	The charges range from a maximum of $2.40 per $1,000 of Specified Amount of insurance, to a minimum of $0.09 per $1,000 of Specified Amount of insurance.

First year charge for a representative non-tobacco male insured, age 45		$0.53 per $1,000 of initial Specified Amount of insurance.

Maximum Charge	Monthly	$0.30 per $1,000 of initial Specified Amount of insurance

Current Charge	Monthly

Mortality and Expense Risk Asset Charge

Maximum Charge	Monthly	0.10% monthly (annual rate of 1.25%) of policy value allocated to the Separate Account

Current Charge	Monthly	0.10% monthly (annual rate of 1.25%) in policy years 1 – 10 and 0.02% monthly (annual rate of 0.25%) in policy years 11+ of the policy value allocated to the Separate Account

Per Policy Expense Charge	Monthly	Guaranteed Maximum $10.00 Current Charge $8.00

Periodic Charges Under the Policy Other Than The Funds’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Optional Benefit Charges:

Policy Loans[7]

Net Interest Charge[8]	End of each policy year.

Maximum (Guaranteed) Charge		Annual rate of 1.00% until year 11 and then an annual rate of 0.50% (after credit from interest paid on collateral held in policy loan account).[9]

Current Charge		Annual rate of 1.00% until year 11 and then an annual rate of 0.25% (after credit from interest paid on collateral held in policy loan account)

Accidental Death Benefit Rider:

Cost of Insurance Charges[10]

Current and Maximum Charges	Monthly	Maximum of $0.1108 to minimum of $0.0533, per $1,000 of accidental death benefit.

First year charge for a representative non-tobacco male insured, age 45

Current and Maximum Charges	Monthly	$0.0592 per $1,000 of accidental death benefit.

Children’s Term Insurance Rider:

Cost of Insurance Charges

Maximum Charge	Monthly	$0.24 per $1,000 of children’s term insurance benefit.

Current Charge	Monthly	$0.15 per $1,000 of children’s term insurance benefit.

Disability Waiver of Monthly Deductions Rider:

Cost of Insurance Charges[10]

Maximum Charges	Monthly	Maximum of $0.5992 to minimum of $0.0117 per $1,000 of net amount at risk.

Current Charges	Monthly	Maximum of $0.3192 to minimum of $0.0092 per $1,000 of net amount at risk.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.0508 per $1,000 of net amount at risk.

Current Charge	Monthly	$0.0275 per $1,000 of net amount at risk.

Periodic Charges Under the Policy Other Than The Funds’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

AdditionalCharge if Children’s Term and Disability Waiver riders are both elected

Maximum Charge	Monthly	$0.0408 per $1,000 of children’s term insurance benefit

Current Charge	Monthly	$0.0050 to $0.0242 per $1,000 of children’s term insurance benefit

5

The Cost of Insurance Charges under the Policies vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Policy and the policy year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the first year cost of insurance charges under a Policy issued to an individual who is representative of individuals we insure. The charge shown in the table may not be representative of the charge that you will pay. Your Policy will state your guaranteed maximum cost of insurance charges. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the tables is based upon the difference between the current death benefit provided under the Policy and the current value of the Policy. For additional information on cost of insurance charges, see What Are the Fees and Charges Under the Policy? — Monthly Deductions — Insurance Charge in this prospectus.

6

The Expense Charges per $1,000 under the Policies vary depending on the risk classification, sex, and age of the insured and the amount of insurance specified in the Policy. The table shows the lowest and the highest expense charges for an insured, based on our current rates and on guaranteed maximum rates. The table also shows the first year expense charges under a Policy issued to an individual who is representative of individuals we insure. The charge shown in the table may not be representative of the charge that you will pay. Your Policy will state the guaranteed maximum expense charges. More detailed information concerning your expense charges is available from our administrative offices upon request. For additional information on expense charges, see What Are the Fees and Charges Under the Policy?— Monthly Deductions — Expense Charge per Thousand of Specified Amount in this prospectus.

7

You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. An amount equivalent to the loan is withdrawn from the Variable Investment Options and certain accounts in the Fixed Account on a pro-rata basis and is transferred to a policy loan account, as collateral for the loan. See What Is a Policy Loan? in this prospectus and Appendix B for additional information about Policy Loans.

8	Net Interest Charge for a Loan means the difference between the amount of interest we charge on the loan and the amount of interest we credit to your Policy in the policy loan account.
9

The policy loan account is guaranteed to earn interest at 5.00% during the first ten policy years and 5.50% thereafter. On a guaranteed basis, the Net Interest Charge during the first ten policy years is 1.00% and 0.50% thereafter. The policy loan account currently earns interest at 5.00% during the first 10 policy years and 5.75% thereafter. On a current basis, the Net Interest Charge during the first 10 policy years is 1.00% and 0.25% thereafter.

10

The cost of insurance charges under the Riders vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Rider and the year in which the charge is deducted. The charges shown in the table may not be representative of the charge you would pay. The table shows the lowest and the highest cost of insurance charges for an insured, based on current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the first year cost of insurance charges under a Rider issued to an individual who is representative of individuals we insure. The specifications pages of the Policy will indicate the guaranteed maximum cost of insurance charge for the Rider applicable to your Policy. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the table is based upon the difference between the current benefit provided under the Rider and the current policy value allocated to the Rider. For additional information about the Riders, see What Are the Supplemental Riders That I Can Buy? In this prospectus.

Portfolios’ Annual Operating Expenses

The next table shows the minimum and maximum total operating expenses deducted from Portfolio assets. Portfolio expenses may be higher or lower in the future. You may pay these expenses periodically during the time that your policy value is invested in the Variable Investment Options. A complete list of the underlying Portfolios, including information concerning each underlying Portfolio’s fees and expenses, is contained in Appendix A at the back of this prospectus.

Annual Portfolio Expenses[1]	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	0.11%	0.17%
Net Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after any expense reimbursement or fee waiver arrangements)[2]	0.11%	0.17%

1

Expressed as a percentage of average net assets for the fiscal year ended December 31, 2020. Portfolio expenses may be higher or lower in the future. This information is provided by the Portfolios and their agents. The information is based on 2020 expenses. We have not verified the accuracy of the information provided by Portfolios.

2

The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the Portfolios that require a Portfolio’s investment adviser to reimburse or waive Portfolio expenses through at least April 30, 2022.

SUMMARY OF PRINCIPAL RISKS OF INVESTING IN THE POLICY

Many benefits of the Protection Variable Universal Life insurance policies have a corresponding risk, and both benefits and risks should be considered before you purchase a Policy. More complete and detailed information about these features is provided later in this prospectus and in the SAI.

Investment Risk

The value of your Policy, which may be invested in Variable Investment Options, will vary with the investment performance of the options you select. There is a risk that the investment performance of the Variable Investment Options may be unfavorable or may not perform up to your expectations, which may decrease the amount of your net cash surrender value. If the Variable Investment Options you select for your Policy perform poorly you could lose money, including some or all of the premiums paid. Each Variable Investment Option invests in an underlying Portfolio, and a comprehensive discussion of the investment risks of each of the underlying Portfolios may be found in the prospectus for each of the Portfolios.

Each underlying Portfolio has its own investment objective and investment strategy. The performance of each will vary, and some Portfolios are riskier than others. We do not guarantee the investment performance of the Variable Investment Options or Portfolios. You bear the entire investment risk for all amounts allocated to the Variable Investment Options. Your premium and policy value allocation choices should be consistent with your personal investment objective and your risk tolerance. Before allocating money to a Variable Investment Option, please read the prospectus for the underlying Portfolio carefully.

The value of your Policy may also be invested in Fixed Account Options. Premiums and policy value allocated to the Traditional Fixed Account Option may be kept there for an extended period of time due to restrictions on transfers out of the Traditional Fixed Account Option. There is a risk that other investment options will perform more favorably than the Traditional Fixed Account Option while your policy value remains there.

In addition, a variable life insurance policy is designed to provide a Life Insurance Benefit or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications generally make variable life insurance unsuitable as a short-term savings vehicle.

Risk of Lapse

Your Policy can lapse even if you pay all of the planned premiums on time.  When a Policy lapses, it has no value, and no benefits are paid upon the death of the insured. You may also lose the principal invested.

Specifically, your Policy may terminate, or lapse, if the net cash surrender value of the Policy is not sufficient to pay policy charges (including payment of interest on any loan that may be outstanding under the Policy) and the provisions of the No-Lapse Guarantee Rider are not satisfied. This can happen because you have not paid enough premium, because the investment performance of the Variable Investment Options you have allocated premiums or policy value to has been poor, because of charges we deduct, because of withdrawals you make, because of Policy loans you take, or because of a combination of these factors. We will notify you how much additional premium you will need to pay to keep the Policy in force. You will have a 61 day grace period to make that payment. Subject to certain conditions, if the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive.

The No-Lapse Guarantee Rider can prevent Policy lapse if you meet the requirements of the rider’s guarantee. However, if you change your Specified Amount; add, remove, or change any riders; or if there is a change in the insured’s rate class, it may impact the No-Lapse Guarantee rider, and you may be required to pay additional premiums to maintain the rider’s guarantee.

Policy Loan Risks

The larger a Policy loan becomes relative to the Policy’s cash surrender value, the greater the risk that the Policy’s net cash surrender value will not be sufficient to support the Policy’s charges and expenses, including any loan interest due, and the greater the risk of the Policy lapsing. Any loan interest payable on a policy anniversary that you do not pay will become part of the outstanding Policy loan principal and will also accrue interest.

A loan, repaid or not, has a permanent effect on your policy value. The effect could be favorable if the Variable Investment Options earn less than the interest rate credited on the Policy Loan Account, or unfavorable, if the Investment Options earn more. The longer a loan is outstanding, the greater the effect on your net cash surrender value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the death benefit proceeds that might otherwise be paid.

Unless your Policy qualifies as a modified endowment contract, policy loans are not taxable. However, if loans taken, including unpaid loan interest, exceed the premiums paid, a Policy surrender or lapse will result in a taxable event for you. If a Policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you.

Liquidity Risk; Limitations on Access to Policy Value

The Policy is generally not a liquid investment. Surrender charges will apply during the first 15 policy years (the surrender charge period). The Policy is designed for long-term life insurance coverage. It is not suitable as a short-term investment vehicle. There are limitations on your ability to access your policy value through surrenders and partial withdrawals, including surrender charges, partial surrender fees, possible tax consequences, adverse impacts on Policy benefits, increased risk of Policy lapse, and administrative requirements. You generally cannot access your entire policy value, only your net cash surrender value.

A withdrawal will reduce your Policy’s cash surrender value by the amount withdrawn, and could reduce your death benefit. If the policy’s net cash surrender value is reduced to a point where it cannot meet the monthly deductions, then your Policy may lapse and terminate. A withdrawal may also reduce your Policy’s Specified Amount and may have adverse tax consequences.

Accessing policy value through policy loans also has costs, increases the risk of Policy lapse, may have adverse tax consequences, and may negatively impact your cash surrender value and other Policy benefits.

Risk of an Increase in Fees and Expenses

Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, as determined in the Company’s sole discretion. (See “Table of Fees and Expenses” above for more information.) Without limiting the foregoing, the Company may increase current charges due to the Company’s experience with respect to mortality, expenses, reinsurance costs, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws, or for any other reason. If fees and expenses are increased, you may need to increase the amount and/or frequency of premium payments to keep the Policy in force. The Company could also add new charges for federal and state and local taxes (see “Are There Other Charges That Penn Insurance and Annuity Could Deduct In The Future?”).

In addition, the operating expenses of the underlying Portfolios are not guaranteed and may increase (or decrease). Although some underlying Portfolios may have expense limitation agreements, those agreements are temporary.

Taxes and Tax Risks

The federal income tax law that applies to life insurance companies and to the Policy is complex and subject to change. Changes in the law could adversely affect the current tax advantages of purchasing the Policy. Death benefits paid under life insurance policies are not subject to federal income tax, but may be subject to federal and state estate taxes. The section of this prospectus entitled “How Is the Policy Treated Under Federal Income Tax Law” describes a number of tax issues that may arise in connection with the Policy. These risks include, but are not limited to: (1) that the Policy does not qualify as life insurance for tax purposes; (2) that you could be treated as the owner of your Policy’s pro rata portion of the assets of the Variable Investment Options; (3) the possibility that the Policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to Policy distributions, including loans; (4) the possibility of adverse tax consequences if the Policy remains in force beyond age 100; and (5) the possibility that the IRS may treat a loan as a taxable distribution if the net interest rate spread (the difference between the interest rate charged on the loan and the interest rate credited to the Policy Loan Account) is zero or very low. In addition, the present federal income tax laws that apply to your Policy may change, or the IRS may change current interpretations thereof (and any such change could have retroactive effect).

The information in this prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We reserve the right to make changes in the Policy in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Policy. You may wish to consult counsel or other competent tax advisers for more complete information.

Potentially Harmful Transfer Activity

This Policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the Policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policy owners. We have limitations and restrictions on transfer activity but we cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other policy owners. Potentially harmful transfer activity could result in reduced performance results for one or more Variable Investment Options, due to among other things:

•	portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;

•	increased administrative and fund brokerage expenses; and/or

•	dilution of the interests of long-term investors.

An underlying fund portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer.

Insurance Company Risks

Our business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyber-attack, or current or future outbreaks of infectious diseases, epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the Policy (and to keep policy owner information confidential).

Unlike the assets in our Separate Account, the assets in our general account (including all of the Fixed Account Options) are subject to liabilities arising from any of our other business. Our ability to pay general account guarantees, including amounts under the Fixed Account Options, the death benefit, and other insurance guarantees, is subject to our financial strength and claims paying ability.

QUESTIONS AND ANSWERS

This part of the prospectus provides answers to important questions about the Policy. The questions, and answers to the questions, are on the following pages.

What Is the Policy?

The Policy provides life insurance on you or another individual you name (the insured). The value of your Policy will increase or decrease based upon the performance of the Portfolios you choose. The death benefit may also increase or decrease based on investment performance but will never be less than the amount specified in your Policy (less the amount of any outstanding loan or partial withdrawals). The Policy allows you to allocate your policy value to Variable Investment Options (which hold shares of the Portfolios listed in Appendix A to this prospectus) and to the Fixed Account Options where the value will accumulate interest.

You will have several options under the Policy. Here are some major ones:

•	Determine when and how much premium you pay to us

•	Determine when and how much to allocate to the Variable Investment Options and to the Fixed Account Options

•	Borrow money

•	Change the beneficiary

•	Decrease the amount of insurance protection (decrease the Specified Amount)

•	Surrender your Policy for its net cash surrender value

•	Take partial withdrawals from your Policy (up to the net cash surrender value amount)

•	Choose the form in which you would like the death benefit or other proceeds paid out from your Policy

Most of these options are subject to limits that are explained later in this prospectus.

If you want to purchase a Policy, you must complete an application and submit it to one of our authorized financial professionals. We require satisfactory evidence of insurability, which may include a medical examination. We evaluate the information provided in accordance with our underwriting rules and then decide whether to accept or not accept the application. Insurance coverage under the Policy is effective on the policy date after we accept the application, receive the initial premium payment, and all underwriting and administrative requirements have been met.

The maturity date of a Policy is the policy anniversary nearest the insured’s 121st birthday. If the Policy is still in force on the maturity date, a maturity benefit will be paid. The maturity benefit is equal to the policy value less any policy loan, including any capitalized interest on any such loan (Net Policy Value), on the maturity date. Upon written request of the owner, the Policy will continue in force beyond the maturity date. Thereafter, the death benefit and policy value will continue to be calculated as before. We will no longer charge monthly deductions. New partial withdrawals may not be made. However, new loans and loan repayments may be made. Policy loans will continue to accrue interest and operate as described in the Policy. Amounts in the subaccounts and the Short-Term Fixed Account will be moved to the Traditional Fixed Account. We will no longer accept premium payments unless necessary to prevent lapse. All riders and benefits attached to the Policy, except the No-Lapse Guarantee Rider, if applicable, will terminate as of the maturity date even if the Policy continues in force beyond the maturity date.

Who Owns the Policy?

You decide who owns the Policy when you apply for it. The owner of the Policy is the person who can exercise most of the rights under the Policy, such as the right to choose the beneficiary, the Variable

Investment Options and Fixed Account Options, and the right to surrender the Policy. Whenever we have used the term “you” in this prospectus, we have assumed that you are the owner or the person who has whatever right or privilege we are discussing.

What Payments Must I Make Under the Policy?

Premium Payments

Amounts you pay to us under your Policy are called premiums or premium payments. The amount we require as your first premium depends on a number of factors, such as age, sex, rate classification, the amount of insurance specified in the application, and any supplemental riders. You will have a schedule of planned premium payments. However, within limits, you can make premium payments when you wish, and additional or unplanned premiums may be paid in any amount and at any time. That is why the Policy is called a flexible premium Policy. Paying the planned premiums may not be sufficient to keep the policy in force.

A premium may not be less than the minimum shown in your contract (generally at least $25). We may require satisfactory evidence of insurability before accepting any premium which increases our net amount at risk (the difference between the death benefit and the policy value).

We may also limit premium payments as necessary in order to qualify the Policy as life insurance under the Internal Revenue Code of 1986, as amended (the “Code”). No payment will be returned or refused if it is necessary to continue coverage (that is, to prevent lapse), but the premium allotted to the Policy may be reduced (to maintain qualification as life insurance) and the balance retuned to you. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

If you make a premium payment that exceeds certain other limits imposed under federal tax law, your Policy could become a modified endowment contract under the Code; if the Policy is a modified endowment contract, then you could incur adverse tax consequences, including penalties, on any amounts you take out ( as either withdrawals or loans). You are solely responsible for monitoring your Policy and meeting applicable requirements; however, we will endeavor to notify you on a timely basis, and may elect to refund certain amounts of premium paid, if we believe you have exceeded this limit and the Policy has become a modified endowment contract under the Code. See How Much Life Insurance Does the Policy Provide? and How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

A premium charge will be deducted from each premium, and the remaining amount (the net premium) will be credited to the policy value and allocated to the Investment Options according to your elections.

Planned Premiums

The Policy Specifications Page of your Policy will show the planned premium for the Policy. You choose this amount in the policy application. We will send a premium reminder notice to you based upon the planned premium that you specified in your application, with the exception of monthly premiums being paid via electronic fund transfer program. You also choose in your application how often to pay planned premiums — annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay policy charges or the provisions of the No-Lapse Guarantee Rider are satisfied. See Lapse and Reinstatement below and What Are the Supplemental Riders That Are Available? – No-Lapse Guarantee Rider in this prospectus.

Although you may have a schedule of planned premiums, your Policy can lapse even if you pay all of the planned premiums on time (unless the provisions of the No-Lapse Guarantee Rider are satisfied). When a Policy lapses, it terminates and has no value, and no benefits are paid upon the death of the insured.

If all premium payments cease, this Policy will continue, subject to the Grace Period provision (see below), for as long as the values in this Policy are sufficient to keep it in force.

Ways to Pay Premiums

If you pay premiums by check, your check must be drawn on a U.S. bank in U.S. dollars and made payable to The Penn Insurance and Annuity Company. Premiums after the first must be sent as follows: (1) checks sent by mail: The Penn Insurance and Annuity Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania 19101-7460, and (2) checks sent by overnight delivery: The Penn Insurance and Annuity Company, Payment Processing Center, ATTN: L/B 7460, 312 West Route 38, Moorestown, New Jersey 08057.

We will also accept premiums:

•	by wire or by exchange from another insurance company;

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method);

•

on-line at www.pennmutual.com for initial premium payments which will be drawn electronically from your bank account (you will need to have your policy number and checking or savings account information on hand); or

•	if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your Penn Insurance and Annuity representative or by contacting our office.

If a loan is outstanding, deposits or other amounts received that are not designated as a loan repayment will be treated and applied as premium payments.

Tax-Free “Section 1035”Insurance Policy Exchanges

Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Also, some charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. In addition, Treasury regulations provide that an exchange of a policy may be treated as a reportable policy sale, resulting in the death benefit under the new policy being partially taxable, unless you have a substantial family, business, or financial relationship with the insured at the time of the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

The final surrender value of your existing policy may be impacted by increases or decreases in policy values that result from market fluctuations during the period between submission of the exchange request and actual processing. The final surrender value may be calculated (by the existing policy issuer) sometime after we receive your exchange request in Good Order. In addition, as we will not issue the new policy until we have received an initial premium from your existing insurance company, the issuance of the policy in an exchange could be delayed.

Grace Period; Lapse and Reinstatement

If, on a Monthly Anniversary prior to the Maturity Date, the net cash surrender value is insufficient to cover the monthly deduction for the following policy month, (and the provisions of the No-Lapse Guarantee Rider are not satisfied), then a Grace Period of 61 days will be allowed for the payment of a premium sufficient to pay the monthly deduction for the Grace Period plus two additional months. Notice of the amount of premium required to be paid during the Grace Period to keep this Policy in force will be sent to your last known address and that of any assignee on record.

During the Grace Period, the policy value, cash surrender value, No-Lapse Guarantee Account value, and death benefit are calculated in the same manner as before the Policy entered the Grace Period. We will notify you of how much premium you will need to pay to keep the Policy in force. If you don’t pay at least the required amount by the end of the Grace Period, your Policy will terminate (i.e., lapse). All coverage under the Policy will then cease. If you die after the end of the grace period, when the Policy has terminated, your beneficiary will not receive any death benefit.

If the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive. You will have to provide evidence that the insured person still meets our requirements for issuing insurance. You will also have to pay a minimum amount of premium. The minimum amount of premium to be paid on reinstatement is equal to an amount necessary to make the net cash surrender value positive plus the monthly deductions for the two policy months following the reinstatement date, or the amount necessary to satisfy the provisions of the No-Lapse Guarantee Rider at the date of reinstatement and for two policy months following the reinstatement date (if applicable). Policy debt (any outstanding policy loan, including interest) which existed at the end of the Grace Period must either be repaid or reinstated.

Following reinstatement, the No-Lapse Guarantee Rider is also reinstated. Any other supplemental riders attached to the Policy prior to lapse may be reinstated.

How Are Amounts Credited to the Variable Investment Options of the Separate Account?

From each premium payment you make, we deduct a percent of premium charge. We allocate the rest (the net premium) to the Variable Investment Options and Fixed Account Options you have selected. Allocations must be in whole number percentages and must total 100% of premium.

Allocation of Net Premiums — The initial net premium, and any additional premium paid before the Policy is issued, will be allocated based on the Initial Premium Allocation specified on your Policy Specifications Page. On the Allocation Date listed on your Policy Specifications Page, the assets will be allocated to the Variable Investment Options of the Separate Account, to the Short-Term Fixed Account, to the Traditional Fixed Account or to the Fixed Dollar Cost Averaging Account as directed by You in the application for the Policy. Subsequent or future net premiums generally will be allocated as directed by You. You may change the allocation of future premium payments at any time. The minimum amount that can be allocated to an investment (if anything is allocated) is $25.

When a payment is allocated to a Variable Investment Option, or transferred from one of the Fixed Account Options to a Variable Investment Option, or from one Variable Investment Option to another, accumulation units of the receiving investment option are credited to the Policy in accordance with the Company’s standard procedures, generally based on the net asset value next computed after receipt in good order. The number of accumulation units credited is determined by dividing the amount allocated or transferred by the value of an accumulation unit of the investment option for the current valuation period. A valuation period is the period from one valuation of investment option assets to the next.

For each Variable Investment Option, the value of an accumulation unit is valued each day shares of the Portfolio held in the investment option are valued (normally as of the close of business each day the New York Stock Exchange is opened for business). This value reflects the investment performance of the corresponding Portfolio, including the Portfolio’s expenses. For information on how amounts are credited to the Variable Investment Options, see the Statement of Additional Information.

For information on how amounts are credited to the various Fixed Account Options, see Appendix B.

How Much Life Insurance Does the Policy Provide?

In your application for the Policy, you tell us how much life insurance coverage you want on the life of the insured. This is called the Specified Amount of insurance. It is generally referred to as a “Level Death Benefit.” The minimum Specified Amount of insurance that you can purchase is $50,000 ($100,000 for issue ages 71 to 85). Insurance coverage under the Policy is effective on the policy date after we accept the application, receive the initial premium payment, and all underwriting and administrative requirements have been met.

Death Benefit

When the insured dies, we will pay the beneficiary the death benefit less the amount of any outstanding loan. The death benefit is the greater of (a) the Specified Amount of insurance, or (b) the applicable percentage of the policy value on the date of the insured’s death

The policy value includes amounts in the Variable Investment Options and the Fixed Account Options.

The applicable percentages depend on the life insurance qualification test under the Code. We are currently only offering policies using the Cash Value Accumulation Test (CVAT) and the applicable percentages will vary by attained age and the insurance risk characteristics. Tables showing “applicable percentages” are included in the Policy. If the investment performance of the investment options you have chosen is favorable, then possibly the amount of the death benefit may increase. However, under the CVAT favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all.

Death benefits are calculated based on values as of the date of death. We will ordinarily pay the death benefit within seven days after receipt at our office of all the documents required for completion of the transaction in good order.

Can I Change Insurance Coverage Under the Policy?

You may decrease the Specified Amount of insurance, subject to the following conditions:

•	no change may be made in the first policy year;

•	no change may be made if it would cause the Policy not to qualify as life insurance under federal income tax law;

•	any decrease in the Specified Amount of insurance must be at least $10,000;

•	the Specified Amount after the decrease must be at least equal to the minimum Specified Amount under your Policy (generally $50,000); and

•	any decrease in the Specified Amount of insurance in the first five policy years will be subject to a surrender change.

Consequences of Changing Insurance Coverage

A change in the Specified Amount may impact the No-Lapse Guarantee Rider. As a result, additional premiums may be required on the date of change in order to maintain the guarantee under the rider.

See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus for information about possible tax consequences of changing your insurance coverage under the Policy.

What Is the Value of My Policy?

You may allocate or transfer your policy value to Variable Investment Options and/or the Fixed Account Options. (“Policy value” is also known as cash value).

Your policy value that is allocated (or transferred) to Variable Investment Options ( in accordance with your direction), will vary with the investment performance of the shares of the Portfolios held by the applicable Variable Investment Options, increasing with positive investment performance (net of fees and charges) and decreasing with negative performance.

The amount you allocate to the Traditional and Short-Term Fixed Accounts will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 1.00% per year for the Traditional Fixed Account and at least 0.50% per year for the Short-Term Fixed Account. The current rate for the Traditional Fixed Account and Short-Term Fixed Account generally will be in effect for twelve month periods. The Fixed Account Options are described in Appendix B to this prospectus. The current declared rate will appear in the annual statement we will send to you. If you want to know what the current declared rate is, simply call or write to us. See “How Do I Communicate With Penn Insurance and Annuity?” in this prospectus. Amounts you allocate to any of the Fixed Account Options will not be subject to the mortality and expense risk asset charge described later in this section or to Portfolio expenses. Your policy value (including amounts in the Fixed Account Options) will be reduced by deductions we make from your Policy for policy charges. See “What Are the Fees and Charges Under The Policy?” in this prospectus.

At any time, your policy value is equal to:

•	the net premiums you have paid (your premiums less the percent of premium charges);

•	plus or minus the investment results in the part of your policy value allocated to the Variable Investment Options;

•	plus interest credited to the amount in the part of your policy value (if any) allocated to the Fixed Account Options;

•	minus policy charges we deduct; and

•	minus partial withdrawals you have made.

If you borrow money under your Policy, other factors affect your policy value. See What Is a Policy Loan? in this prospectus.

The “cash surrender value” is equal to your policy value (as described above) decreased by any surrender charge. The “net cash surrender value” of your policy is equal to your policy value (as described above), less any policy loan outstanding and less any surrender charge that then applies. You can only withdraw or borrow up to the net cash surrender value (not the policy value), and on a full surrender you receive only the net cash surrender value.

How Can I Change the Policy’s Investment Allocations?

Future Premium Payments

You may change the investment allocation for future premium payments at any time. You make your original allocation in the application for your Policy. The percentages you select for allocating premium payments must be in whole numbers and must equal 100% in total.

Transfers Among Variable Investment Options and Fixed Account Options

You may also transfer amounts from one Variable Investment Option to another, and to and from the Traditional Fixed Account and the Short-Term Fixed Account. To make transfers, you must tell us how much to transfer, either as a percentage or as a specific dollar amount. Transfers may be subject to a minimum transfer amount specified in your Policy (generally $25 or the amount held under the Variable Investment Option or Fixed Account Option from which you are making the transfer, if less). For partial transfers, the amount remaining in the investment option must be at least $25.

Transfers may be made to and from the Traditional Fixed Account Option at any time. However, the sum of all transfers out of the Traditional Fixed Account in a policy year cannot exceed the greatest of (a) 25% of the Traditional Fixed Account value at the previous policy anniversary, (b) $5,000, and (c) the total amount transferred from the Traditional Fixed Account in the previous policy year.

At any time within the first 18 policy months while this policy is in force during the life of the Insured, the owner may transfer all amounts held in the Variable Investment Options to the Traditional Fixed Account without restriction, minimum or charge. Following such transfer, no future premiums may be allocated to the Variable Investment Options and no transfers may be made to the Variable Investment Options. This will have the effect of converting the policy to a fixed universal life insurance policy.

Potential Restrictions on Transfers

Your right to make transfers under the Policy is subject to modification if we determine in our sole discretion that the exercise of that right will disadvantage or potentially hurt the rights or interests of other policy owners. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right, which the Company considers to be to the actual or potential disadvantage of other policy owners. Any modification may be applied to transfers to or from some or all of the Variable Investment Options, the Traditional Fixed Account and the Short-Term Fixed Account and may include, but not be limited to:

(a)

restricting the dollar amount, the number of transfers made during a defined period, and the method used to submit transfers (this could include not allowing telephone, internet, or other electronic transfers);

(b)	waiving or reducing any or all of the restrictions, uniformly to all members of the same class of policies, on transfers described in this Policy;

(c)	revoking any waiver or reduction, uniformly to all members of the same class of policies; and

(d)	terminating transfer privileges at any time (for all, some, or specific policy owners).

General Information on Market Timing

The Policy is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore reserve the right to change our telephone and internet transaction policies and procedures at any time to restrict the use of telephone and internet transfers for market timing and to otherwise restrict market timing, up to and including rejecting transactions we reasonably believe are market timing transactions, when we believe it is in the interest of all of our Policy owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused by those we do detect. We will notify you of any actions we take to restrict your ability to make transfers.

Frequent Trading Risks.  Frequent transfers (exchanges) among Subaccounts (the Variable Investment Options) and market timing by policy owners can reduce the long–term returns of the underlying Portfolios. The reduced returns could adversely affect the policy owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance policy issued by any insurance company with respect to values allocated to the underlying Portfolio. Frequent exchanges may reduce the Portfolio’s performance by increasing costs paid by the Portfolio (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the Portfolio’s net asset value.

The Portfolios available through the Variable Investment Options (the subaccounts of the Separate Account) generally cannot detect individual policy owner exchange activity because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual policies.

Accordingly, the Portfolios are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short-term trading by policy owners. We have entered into an agreement with the Portfolios that requires us to provide the Portfolios with certain policy owner transaction information to enable the Funds to review the individual policy owner transaction activity involving the Portfolios.

Frequent Trading Policies.

We have adopted policies and procedures designed to discourage frequent trading. We monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to policy owners, revise them in any manner not inconsistent with the terms of the Policy. If requested by the investment adviser and/or sub-adviser of a Portfolio, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any premium payment or transfer request at any time for any reason.

What Are the Fees and Charges Under the Policy?

Policy value allocated to the Variable Investment Options and the Fixed Account Options is subject to the fees and charges described below, including the Percent of Premium Charge, the Monthly Deductions, the Transfer Charge, the Surrender Charge and the Partial Withdrawal Processing Fee (except that the Mortality and Expense Risk Asset Charge is only deducted from the Variable Investment Options).

Percent of Premium Charge —

This charge of 10.00% (currently reduced to 6.00% of all premiums paid in policy years 2 and later) is deducted from premium payments before allocation to the Variable Investment Options and Fixed Account Options. This charge is to partially compensate us for the expense of selling and distributing the Policies, state premium taxes and the federal income tax burden (the Deferred Acquisition Cost or DAC tax) that we expect will result from the premiums. State premium taxes range from 0.5% to 3.5%; some states do not impose premium taxes. We can increase this charge in the future (up to a guaranteed maximum of 10.00% of every premium, in all policy years); we will notify you in advance if we change our current rates.

Monthly Deductions

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Insurance Charge — A monthly charge for the cost of insurance protection is subtracted from the policy value. The amount of insurance risk we assume varies from Policy to Policy and from month to month. The amount of insurance risk is affected by the investment performance of the Variable Investment Options, payment of premiums, and charges. The insurance charge (also called a cost of insurance charge) therefore also varies. To determine the charge for a particular month, we multiply the amount of insurance for which we are at risk by a cost of insurance rate based upon an actuarial table. The amount of insurance is the “net amount at risk,” or the difference between the death benefit and the policy value. The table in your Policy will show the maximum cost of insurance rates that we can charge. The cost of insurance rates that we currently apply are generally less than the maximum rates shown in your Policy. The table of rates we use will vary by issue age, policy duration, gender, and rate class. We place insureds in a rate class when we issue the Policy, based on our examination of information bearing on insurance risk. We currently place people we insure in the following rate classes: a standard tobacco, preferred tobacco, standard non-tobacco, preferred non-tobacco or preferred plus non-tobacco rate class. We may also place certain people in a rate class involving a higher mortality risk than the standard tobacco or standard non-tobacco classes (a “substandard class”). Insureds age 19 and under are placed in a rate class that does not distinguish between tobacco and non-tobacco rates.

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Per Policy Expense Charge — A monthly charge to help cover our administrative costs. This charge is a flat dollar charge of up to $10 (currently, the flat charge is $8 — we will notify you in advance if we change our current rates). Administrative expenses relate to premium billing and collection, recordkeeping, processing of death benefit claims, policy loans and policy changes, reporting and overhead costs, processing applications and establishing policy records.

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Expense Charge per Thousand of Specified Amount — A monthly charge to help cover our administrative costs as described in the paragraph above. The charge only applies for the first 240 months after the policy date. We will deduct the charge based on the initial Specified Amount of insurance. The charge is equal to the current rate as set forth in your Policy times each $1,000 of the initial Specified Amount of insurance. The charge varies with the age, gender and rate class of the insured (as measured at issue).

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Mortality and Expense Risk Asset Charge — A monthly charge to help cover the mortality risk of the insured living for a shorter period than we originally estimated. The charge also helps cover the costs should expenses incurred in issuing and administering the policies be greater than we originally estimated, and the costs of paying benefits that are higher than originally estimated. The current charge is equivalent to an annual effective rate of 1.25% for the first 120 months, and 0.25% thereafter, of the policy value in the Separate Account. The guaranteed charge for all policy years is equivalent to an annual effective rate of 1.25% of the policy value in the Separate Account. The charges are deducted on a pro-rata basis in proportion to the current market value of each Variable Investment Option (subaccount).

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Optional Supplemental Rider Charges — Monthly charges for any optional supplemental insurance benefits that are added to the Policy by means of a rider. (A charge can also apply upon exercise of certain rider benefits). Please see the Fee Table “Periodic Charges under Optional Supplemental Riders” in this Prospectus and “What are the Supplemental Riders That Are Available?” for more information about these charges.

Allocation of Monthly Deduction.  In accordance with our rules, you may specify the Variable Investment Options and Fixed Account Options (except the dollar cost averaging fixed account) from which Monthly Deductions are deducted. You may make this election when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify which Variable Investment Options and Fixed Account Options from which the Monthly Deductions are deducted, or if any of the options you specify have insufficient funds to cover your specified percentage deduction, the Monthly Deduction will be deducted pro-rata from each of your remaining Variable Investment Options and Fixed Account Options (except the dollar cost averaging fixed account). Deductions will be taken from the dollar cost averaging fixed account only when there are no funds available under the investment options and the other Fixed Account Options. This election or pro-rata deduction does not apply to the Mortality and Expense Risk Asset Charge, which is applied only to the value in the Variable Investment Options.

The Monthly Deduction is made by reducing the number of accumulation units in the Variable Investment Options, and by similarly reducing the policy value in the Fixed Account Options.

Transfer Charge

While we do not currently intend to impose a transfer fee, we reserve the right to impose a $10 charge on any transfer of policy value among Variable Investment Options and/or the Fixed Account Options if the transfer exceeds 12 transfers in a policy year. The charge is deducted from the amount transferred. If this charge is imposed, it would be intended to partially offset the costs of multiple transfers in a year. We will notify policy owners in advance if we decide to impose the charge. We will not impose a charge on any transfer made under dollar cost averaging or asset rebalancing.

Surrender Charge

If you surrender your Policy within the first 15 policy years, we will deduct a surrender charge from your policy value.

With respect to a surrender within the first 15 policy years, the surrender charge equals (a) multiplied by (b), where:

(a)	is the surrender charge premium (which is an amount calculated separately for each Policy and listed in the policy specifications); and

(b)	is the applicable surrender factor from the table below in which the policy year is determined.

Surrender During Policy Year	Surrender Factor
1	100%
2	96%
3	92%
4	87%
5	82%
6	77%
7	72%
8	67%
9	62%
10	57%
11	52%
12	47%
13	39%
14	26%
15	13%
16+	0%

Example: Assume a 45 year old male non-smoker with a $500,000 Specified Amount and a premium of $100,000. The surrender charge in the first policy year is $12,835 and in the fifth policy year it is $10,525.

A surrender charge will also be deducted from the policy value upon a decrease in the Specified Amount in the first 5 policy years (except for decreases that were caused by partial withdrawals). The charge is based on a proportional amount of the decreased Specified Amount of the coverage decreased. There will be a proportional reduction in the surrender charge premium for the remaining surrender charges. The Surrender Charge will be deducted from the Variable Investment Options, Traditional Fixed Account, and Short-Term Fixed Accounts on a pro-rata basis in proportion to the current value of each account. If there is not enough value in these accounts, deductions will be made from the Fixed Dollar Cost Averaging Account.

The surrender charges are intended to reimburse us, in part, for the expenses incurred in the sale and distribution of the policy.

Partial Withdrawal Processing Fee

If you take a partial withdrawal from your Policy, we will deduct the lesser of $25 or 2% of the amount withdrawn. The fee will be deducted from the available net cash surrender value and will be considered part of the partial withdrawal. This charge is intended to partially offset the cost of processing a partial withdrawal.

Policy Loan Interest

You will be subject to a net interest charge on any outstanding loan, which is the difference between the interest you are charged on the amount of the loan and the amount of interest that we pay on amounts held in the collateral or Policy Loan Account. On a guaranteed basis, in no event will the net interest charge be greater than 1.00% on a policy loan during the first 10 policy years. Starting in the 11th policy year, the net interest charge will in no event be greater than 0.50%. For more information concerning policy loans, including the associated charges, see What is a Policy Loan?

Description of Underlying Portfolio Charges

The Portfolios underlying the Variable Investment Options must pay investment management fees and other operating expenses. These fees and expenses are different for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Variable Investment Options you select. Expenses of the underlying Portfolios are not fixed or specified under the terms of your policy, and those expenses may vary from year to year. Please see Appendix A to this prospectus (and the applicable Portfolio’s Prospectus) for more information on fees and expenses of the Portfolios.

Reduction of Charges

This Policy is available for purchases by corporations and other groups or sponsoring organizations on a multiple life basis where insureds share a common employment or business relationship. We reserve the right to reduce the premium charge or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions may be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the Policies and any other circumstances which we believe to be relevant to the expected reduction of expenses.

We also reserve the right to reduce premium charges or any other charges under a Policy where it is expected that the issuance of the Policy will result in savings of sales, underwriting, administrative or other costs. In particular, we would expect such savings to apply, and our expenses to be reduced, whenever a Policy is issued in exchange for another life insurance policy issued or administered by us.

Some of these reductions may be guaranteed, and others may be subject to withdrawal or modification by us. All reductions will be uniformly applied, and they will not be unfairly discriminatory against any person.

What Are the Supplemental Riders and Benefits That Are Available?

In addition to the standard death benefit associated with your Policy, other standard and optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
No Lapse Guarantee Rider	This ensures that your Policy will not lapse when the net cash surrender value is insufficient to cover the Monthly Deduction, as long as the No Lapse Guarantee Requirement is satisfied.	Standard

•   We will continue to deduct Monthly Deductions and the policy will remain in force with a negative policy value.

•   We will continue to deduct loan interest and it will continue to accrue and be added to policy debt.

•   The No-Lapse Guarantee Requirement depends on premiums paid and special, hypothetical No- Lapse charges, deductions, interest rates, any policy loan, and other factors.

•   We reserve the right to impose Investment Option allocation requirements and restrictions, but we currently do not do so.

•   A change in Specified Amount; the addition, deletion, or change of any riders; or a change in the insured’s rate class may impact the rider, and may require the payment of additional premiums to maintain the rider’s guarantee.

Accidental Death Benefit Rider	This rider provides an additional death benefit if the insured’s death results from an accidental cause, as defined in the rider.	Optional. Can be elected at any time prior to the insured’s 61st birthday.

•   We will pay the additional death benefit only if the insured dies within 180 days following the accidental bodily injury.

•   No benefit is payable unless the accidental bodily injury was sustained after the policy anniversary nearest to the insured’s 1st birthday. and prior to the policy anniversary nearest to the insured’s 70th birthday.

•   Certain exclusions apply, including death resulting directly or indirectly from risky activities (such as bungee jumping and skydiving), disease, infection, intoxication, illegal drugs, crimes, illegal occupation, suicide, etc.

Children’s Term Insurance Rider	Provides term insurance on one or more children of the insured	Optional. Can be elected at any time.	• Insured children must be at least 15 days and no more than 23 years old.

Disability Waiver of Monthly Deduction Rider	Provides a waiver of the monthly deduction upon total disability of the insured. Also waives the No-Lapse Monthly Deductions for the No-Lapse Guarantee Rider.	Optional. Can be elected at any time prior to the insured’s 56th birthday.

•   Rider terminates on the policy anniversary nearest to the insured’s 65th birthday.

•   Total disability means that due to bodily injury or disease, the insured is unable to perform substantial and material duties of his/her job for the first 24 months (or after the first 24 months, any other job they could reasonably be expected to perform in light of his/her education, training, experience, and other factors).

•   Requires proof or certification of total disability (and may require periodic medical examinations)

•   Certain exclusions apply, including disability related to attempted suicide, war, riot, criminal or illegal activity, use of drugs, intoxication, etc.

Accelerated Death Benefit Rider	Provides access to a portion of the death benefit while the insured is living, if the insured has a life expectancy of 12 months or less.	Standard for Policies with a Specified Amount greater than $50,000

•   Minimum payment is $10,000.

•   Maximum payment is the lesser of $250,000 or 50% of the total death benefit amount.

•   A payment under this rider will reduce your policy’s death benefit.

•   Requires diagnosis of terminal illness and life expectancy by licensed physician (not the insured, owner, beneficiary, or a relative of any of them).

Chronic Illness Accelerated Benefit Rider	Provides access to a portion of the death benefit while the insured is living, if the insured is certified with a Chronic Illness.	Standard for Policies with a Specified Amount greater than $50,000

•   Continuous care in an eligible facility or at home must be expected to be required for the insured’s life.

•   Limits apply to the Accelerated Benefit Payments

•   Chronic Illness is defined in the rider (based on inability to perform specified Activities of Daily Living, or severe cognitive impairment).

•   Chronic illness must be certified by a licensed health care professional (not the insured, owner, or beneficiary or a relative of any of them).

•   Upon each Accelerated Benefit Payment, the death benefit will be reduced by an amount greater than the payment amount.

Fixed Dollar Cost Averaging Account	Allows you to allocate all or a portion of a premium payment to the Fixed Dollar Cost Averaging Account, where it is automatically re-allocated each month to one or more of the investment options you select.	Optional	• Requires that at least $600 be allocated to the Fixed Dollar Cost Averaging Account. • Does not guarantee a profit or prevent a loss.
Asset Rebalancing	Automatically reallocates your policy value among the Variable Investment Options in accordance with the proportions you originally selected.	Optional	• Requires a minimum policy value of $1,000. • Does not guarantee a profit or prevent a loss.

No-Lapse Guarantee Rider

This rider is automatically included with your Policy at no additional cost. This rider prevents the lapse of the Policy when the Net Cash Surrender Value is insufficient to cover the Monthly Deduction for the following month as long as the No-Lapse Guarantee Requirement is satisfied. The Rider may last until the Maturity Date of the Policy.

We will continue to deduct Monthly Deductions from the Policy Value while the Policy is in force under the Rider. The Policy will remain in force with a negative Policy Value if the No-Lapse Guarantee Requirement is satisfied. We will not credit interest to the negative Policy Value. The Death Benefit will not be reduced due to a negative Policy Value. Loan interest will continue to accrue and will be added to your Policy Debt.

No-Lapse Guarantee Requirement (NLG Requirement) — On each Monthly Anniversary while this Policy is in force, the NLG Requirement is satisfied if the No-Lapse Guarantee Account, less any Policy Debt, exceeds zero.

No-Lapse Guarantee Account (NLGA) — The NLGA is only used to determine whether or not the NLG Requirement is satisfied. It is a hypothetical, or “phantom” account that has no actual value. It cannot be accessed or used for withdrawals or loans, and does not impact the amount of the net cash surrender value or death benefit.

The NLGA is based on your premium payments, and special NLG policy charges band rates. The NLG rates and charges used to determine the NLGA are different from the rates and charges used to determine the actual value of your Policy. See the Additional Policy Specifications Page of your Policy for the NLG rates and charges.

Additional information regarding the NLG Rider is in the Statement of Additional Information.

Allocation Requirements — in order to keep this Rider in force, we reserve the right to establish:

•	a maximum percentage of the Policy Value to be permitted in certain Variable Investment Options and/or the Fixed Account; and/or

•	a minimum percentage of the Policy Value to be required in certain Variable Investment Options.

Should we choose to enforce these restrictions, we will provide advance notice to you. Such notice will identify the restriction percentages to be applied and the Variable Investment Options and/or Fixed Account(s) impacted. We will evaluate the imposition of these restrictions on an annual basis.

Example:  Assume a 45 year old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount). If in year 30 the net cash surrender value is insufficient to cover the monthly deduction for the next month, then the policy stays in force if the NLGA exceeds zero.

Accidental Death Benefit Rider

This Rider provides an additional death benefit if the insured’s death results from accidental causes as defined in the Rider. This Rider is not available for all Policies. The cost of insurance rates for this Rider are based on the age, gender and rating of the insured. You may add this Rider to your base Policy at any time prior to the insured’s 61st birthday.

The Accidental Death Benefit will be payable upon our receipt of due proof that:

(a)	the insured has died due to an accidental bodily injury that occurred while this rider was in force;

(b)	the accidental death occurred within 180 days following the date of the accidental bodily injury;

(c)	the accidental bodily injury was sustained prior to the anniversary of this policy which is nearest to the insured’s 70th birthday; and

(d)	if this rider was issued prior to the insured’s first birthday, the accidental bodily injury was sustained on or after the anniversary of this policy which is nearest to the insured’s first birthday.

Accidental bodily injury means an injury sustained by the insured which is a direct result of an accident, independent of disease or bodily or mental illness or infirmity or any other cause, and which occurs while the rider is in force.

The Accidental Death Benefit will not be payable if the death of the insured is the result, directly or indirectly, of certain types of excluded accidents, including:

•	disease or infirmity of mind or body, or medical or surgical treatment for such disease or infirmity;

•	an infection not occurring as a direct result or consequence of the accidental bodily injury;

•	the voluntary intake or use by any means of any drug, unless prescribed or administered by a physician and taken in accordance with the physician’s instructions;

•	intoxication as defined by the jurisdiction where the accident occurred;

•	certain risky recreational activities, including bungee jumping, rock or mountain climbing, hang gliding, and skydiving;

•	suicide, or intentionally self-inflicted injury, of the insured, while sane or insane;

•	the commission or attempted commission by the insured of a felony or other participation in an illegal occupation or activity;

•	travel or flight in or descent from an aircraft of any kind while the insured is a pilot, officer or member of the crew of the aircraft;

•	war or act of war, or other special hazards incident to service in the military, naval or air forces of any country.

Example:  Assume a 45 year old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount) and purchases an additional $200,000 Accidental Death Benefit coverage. If the insured dies due to an accidental death, the total death benefit would be $700,000. If the insured dies due to natural causes (or due to an excluded activity, such as a skydiving accident), then the death benefit would be $500,000.

Children’s Term Insurance Rider

This Rider provides term insurance on one or more children of the insured of the Policy in amounts described in the Policy by paying a death benefit on the death of the child(ren) specified under the rider. Insured children must be at least 15 days and no more than 23 years old. If the named insured in the Policy dies, the term insurance on the insured child will continue until the anniversary of the Policy nearest the insured child’s twenty-third birthday and we will waive the cost of insurance for the term insurance.

On the anniversary of the Policy nearest the child’s twenty-third birthday, the Rider may be converted without evidence of insurability to a new life insurance policy. We allow conversion to any of our permanent life insurance policies available for sale at the time of conversion, on the policy form and at the premium rates in use on the date of the conversion. However, the Specified Amount of the new life insurance policy may not exceed five times the amount of the Children’s Term Insurance benefit amount under the Rider.

Under the Rider, we will deduct a cost of insurance charge. The cost of insurance charge is a flat monthly charge based on the rider Specified Amount without regard to the number of children, their ages, or gender. This Rider can be elected at any time. The benefits provided by the Rider are subject to the provisions in the Rider.

Example:  Assume a 45 year old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount) and purchases an additional $25,000 of Children’s Term Insurance coverage on each of two of his children. If one of the children dies, the rider would pay the policy owner a $25,000 benefit; the policy would continue in force.

Disability Waiver of Monthly Deduction Rider

This Rider provides a waiver of the monthly deductions from the value of the policy value upon total disability of the insured. Total disability means that due to bodily injury or disease, the insured is unable to perform substantial and material duties of his/her job for the first 24 months (or after the first 24 months, any other job they could reasonably be expected to perform in light of his/her education, training, experience, and other factors). Proof or certification of total disability is required before the waiver is given effect, and periodic medical examinations may be required for continuation of the waiver. Certain exclusions apply, including:

(a)	attempted suicide, or intentionally self-inflicted injury, while sane or insane;

(b)	war;

(c)	riot, insurrection or terrorist activity;

(d)	certain illegal activity;

(e)	drug use, unless prescribed by a physician and taken in accordance with the physician’s instructions;

(f)	voluntary intake or use by any means of poison, gas or fumes, unless a direct result of an occupational accident; and

(g)	intoxication.

The cost of insurance charges for this benefit are based upon the insurance provided under the Policy and the value of the Policy. The rates are based on the attained age, gender and rate class of the insured. The rates will not exceed those set forth in the Additional Policy Specifications in the Policy. Monthly deductions for this benefit are made until the policy anniversary nearest the insured’s sixty-fifth birthday. This Rider can be elected at any time before the insured’s fifty-sixth birthday, as long as the insured meets underwriting requirements. This Rider will terminate upon the anniversary of the Policy which is nearest to the insured’s sixty-fifth birthday, provided that such termination will not affect any benefit which is payable because of a total disability of the insured which began prior to that anniversary. The benefits provided under this Rider are subject to the provisions of the Rider.

If the disability occurs before age 60, the waiver will be for as long as the disability continues. However, if the disability occurs after age 60 and before age 65, the waiver will only last until age 65 or for two years (if longer) as long as the disability continues.

This Rider also waives No-Lapse Monthly Deductions for the No-Lapse Guarantee Rider upon total disability of the insured. See No-Lapse Guarantee Rider below for descriptions of the No-Lapse Guarantee Account and the No-Lapse Monthly Deductions.

Example:  Assume a 45 year old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount) and purchases the Disability Waiver of Monthly Deductions Rider. If the insured becomes totally disabled at age 55, the policy monthly deductions will be waived as long as the disability continues. (The No-Lapse Monthly Deductions will also be waived).

Accelerated Death Benefit Rider

The Accelerated Death Benefit Rider provides the insured access to a portion of death benefit while the insured is living. The following provisions apply:

•	The amount of death benefit proceeds you can access must be at least $10,000, but no more than the lesser of 50% of the total death benefit amount or $250,000.

•

The insured must be diagnosed by a licensed physician of the United States as being terminally ill with a life expectancy of 12 months or less. The physician may not be the owner, insured, beneficiary, or relative of the insured.

•	Penn Insurance and Annuity reserves the right, at its own expense, to seek additional medical opinions in order to determine benefit eligibility.

The amount you access under this Rider will reduce the death benefit that is payable under the base Policy upon the death of the insured.

The Accelerated Death Benefit Rider is automatically added to all base Policies with a Specified Amount greater than $50,000. The cost of this benefit is incurred only at the time of exercise and is equal to 12 months’ worth of policy charges on the accelerated amount, plus 12 months’ worth of interest charges on the accelerated amount. The interest rate will be the greater of (a) the current 90-day Treasury bill rate, or (b) the current maximum statutory adjustable policy loan rate.

Example:  Assume a 45 year old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount). If at age 75 the insured is diagnosed with a terminal illness (by the definition in the rider), then the insured can access up to $250,000 of the death benefit.

Chronic Illness Accelerated Benefit Rider

The Chronic Illness Accelerated Benefit Rider provides the Owner access to a portion of the death benefit when the insured has been certified with a Chronic Illness by a licensed health care practitioner. The licensed health care practitioner must also certify that continuous care in an eligible facility or at home is expected to be required for the remainder of the insured’s life when the insured has a Chronic Illness. Death benefits and policy values will be reduced if an Accelerated Benefit is paid.

The following provisions apply:

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The Owner may request the payment of the Accelerated Benefit Payment in a single lump sum or in a series of equal payments occurring annually, semi-annually, quarterly, or monthly, provided that in Florida the Accelerated Benefit Payment is available only once under this Rider. The series of benefit payments will continue as scheduled, as long as the insured is certified as having a Chronic Illness at least every 12 months, until the remaining death benefit reaches the minimum allowed by the Company or the rider is terminated. No more than 12 Accelerated Benefit Payments will be paid in a 12 month period. The Accelerated Benefit Payment must first be used to repay a pro rata share of any outstanding policy debt.

•	Penn Insurance and Annuity will limit the Accelerated Benefit Payment such that:

•	The Policy is not disqualified as life insurance according to the Code;

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The Accelerated Benefit Payment is at least $4,800 if taken as a single lump sum, or the sum of scheduled payments for the 12 month period following the election date is at least $4,800 if taken as a series of payments;

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The maximum total amount of Accelerated Benefit Payments in a 12 month period, for all policies or riders under which the Insured is covered with the Company, will not exceed the least of 24% of the Eligible Amount, $240,000, or the annual Per Diem Limitation within the meaning of sections 101(g)(3)(D) and 7702B(d) of the Code.

The Per Diem Limitation further requires that the total aggregated benefits being received from all coverages do not exceed the IRS annual Per Diem amount, including benefits received from coverages not with Penn Insurance and Annuity and reimbursements of costs for qualified long-term care services through insurance or otherwise. Accelerated Benefit Payments are determined after taking into account all other coverage and reimbursements;

•

The maximum total amount of Accelerated Benefit Payments during the life of the Insured, for all policies or riders under which the Insured is covered with Penn Insurance and Annuity, will not exceed $5,000,000; and

•	The death benefit remaining after an Accelerated Benefit Payment is not less than $50,000.

•	Chronic Illness means that the Insured has been certified by a licensed health care practitioner within the last 12 months as:

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Being unable to perform at least two Activities of Daily Living (bathing, continence, dressing, eating, toileting, transferring) without substantial assistance from another person due to a loss of functional capacity for a period of at least 90 days (which must be consecutive, except in California); or

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Requiring substantial supervision by another person for a period of at least 90 days (which must be consecutive, except in California) to protect the Insured from threats to health and safety due to severe Cognitive Impairment.

•	Severe cognitive Impairment means deterioration or loss in intellectual capacity that is:

a.	Comparable to (and includes) Alzheimer’s Disease and similar forms of irreversible dementia; and

b.	Measured by clinical evidence and standardized tests which reliably measure impairment in:

i.	Short term or long term memory;

ii.	Orientation to people, places, or time; and

iii.	Deductive or abstract reasoning.

•

For each lump sum benefit payment, or at the beginning of each 12 month period following the election date if benefit payments are scheduled in a series, Penn Insurance and Annuity must receive written certification from a licensed health care practitioner that the Insured has a Chronic Illness. The licensed health care practitioner may be a licensed physician, registered professional nurse, licensed social worker, or other similar health care practitioner approved by the Internal Revenue Service and Penn Insurance and Annuity. The licensed health care practitioner shall not be the Insured, Owner, Beneficiary, or a relative thereof. Penn Insurance and Annuity reserves the right to obtain at any time an additional opinion of the Insured’s condition from a licensed health care practitioner at Penn Insurance and Annuity’s expense. Should this opinion differ from that of the Insured’s licensed health care practitioner, eligibility for benefits will be determined by a third licensed health care practitioner who is mutually acceptable to the Owner and Penn Insurance and Annuity.

The Chronic Illness Accelerated Benefit Rider is automatically added to all base Policies with a Specified Amount greater than $50,000, subject to underwriting restrictions, including that the insured must be at least 20 years old. Upon each payment of accelerated benefit, the death benefit will be reduced by an amount greater than the amount of the payment, since the reduction will reflect the amount of the payment, an interest charge on the accelerated amount, and a mortality factor. The interest rate will not exceed the greater of (a) the current 90-day Treasury bill rate, or (b) the current maximum statutory adjustable policy loan rate.

For more information contact your Penn Insurance and Annuity representative or call our office.

Example:  Assume a 45 year old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount) and there is no outstanding policy loan. At age 75 the insured is diagnosed as being chronically ill (by the definition in the rider), and requests to access a $50,000 accelerated benefit payment. Further assuming an Accelerated Benefit Payment Interest Rate of 3.40% and that the Death Benefit is currently equal to the Specified Amount, the Specified Amount will be reduced to $440,908.

Fixed Dollar Cost Averaging Account

This program allows you to allocate all or a portion of a premium payment to the Fixed Dollar Cost Averaging Account (the “Fixed DCA Account”), where it is automatically re-allocated each month to one or more of the Variable Investment Options and to the Traditional Fixed Account. The minimum amount that can be allocated to the Fixed DCA Account is $600 and the amount transferred each month must be at least $25. Amounts may be allocated to the Fixed DCA Account at any time. The amount you allocate to the Fixed DCA Account will earn interest for a twelve-month period at a rate we declare monthly. We guarantee that this rate will be at least 1.0%. In addition, you are permitted to take loans on or withdraw money from the amount available in the account. The Fixed DCA Account operates on a twelve-month cycle beginning on the monthly anniversary of each month following your allocation of a premium payment to the account. Thereafter, on the monthly anniversary of each month during the twelve-month cycle (or the next following business day if the monthly anniversary is not a business day), an amount is transferred from the account to the investment options that you have selected. The Fixed DCA Account terminates when the Policy lapses or is surrendered, on the death of the insured, at the end of the twelve-month cycle or at your request. Upon termination of the Fixed DCA Account, all amounts in the account are allocated to other investment options based upon your instructions.

You may elect to participate in the fixed dollar cost averaging program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. No more than one dollar cost averaging program may be in effect at any one time.

Example:  Assume that you were to allocate $2,400 of a premium payment into the fixed dollar cost averaging program and that you selected the transfers from the Fixed DCA Account to be allocated as 50% to the Vanguard Total Stock Market Index and 50% to the Vanguard Mid-Cap Index. Then on the next 11 monthly anniversaries, $100 would be transferred to each of the two funds you selected. On the 12th monthly anniversary, the remaining balance in the Fixed DCA Account, including all interest earned in the Fixed DCA Account, would be transferred to the two selected funds in equal measure.

Asset Rebalancing

This program automatically reallocates your policy value among Variable Investment Options in accordance with the proportions you originally specified. Over time, variations in investment results will change the allocation percentage. On a quarterly basis, the rebalancing program will periodically transfer your policy value among the Variable investment options to reestablish the percentages you had chosen. Rebalancing can result in transferring amounts from a Variable Investment Option with relatively higher investment performance to one with relatively lower investment performance. The minimum policy value to start the program is $1,000. If you also have the dollar cost averaging program in effect, the portion of your policy value in the dollar cost averaging accounts will not be included in the rebalancing program. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. All of the Fixed Account Options are ineligible for the asset rebalancing program.

Example:  Assume that you were to request the asset rebalancing program with a 50% allocation in the Vanguard Total Stock Market Index and 50% in the Vanguard Mid-Cap Index. Also assume that at the next quarterly rebalancing date, the amounts in the Variable Account Options were $6,000 in the Vanguard Total Stock Market Index and $4,000 in the Vanguard Mid-Cap Index representing a 60%/40% split. At that time, $1,000 of units in the Total Stock Market Index would be sold and $1,000 of Mid-Cap Index units would be purchased to rebalance your portfolio to achieve 50%/50% allocation you selected.

Additional Information

This prospectus provides basic information that you should know before purchasing the Policy or the riders, including all material rights and obligations under the Policy and riders. With respect to any questions regarding the rules and limitations applicable to these supplemental riders, please ask your authorized Penn Insurance and Annuity representative for further information or contact our office.

What Is a Policy Loan?

We offer the ability to borrow money under your Policy so that you may access a portion of your policy value without incurring the surrender charges and federal income tax consequences associated with a withdrawal from the Policy. You may borrow up to 95% of your cash surrender value and the minimum amount you may borrow is $250.

Interest will be charged on the loan at a fixed loan interest rate of 6.00% and is payable at the end of each policy year. If interest is not paid when due, it is added to the loan. An amount equivalent to the loan is withdrawn from Variable Investment Options and the Fixed Account Options (except for the Dollar Cost Averaging Account) on a pro-rata basis and is transferred to a policy loan account as collateral for the loan. Amounts withdrawn from the Variable Investment Options cease to participate in the investment experience of the funds held in the Separate Account. Amounts withdrawn from the Fixed Account Options cease to participate in the crediting strategies offered in the Fixed Account.

The policy loan account is guaranteed to earn interest at 5.00% during the first 10 policy years and 5.50% thereafter. You will be subject to a net interest charge on any outstanding loan, which is the difference between the amount of interest that we pay on amounts held in the policy loan account and the interest you are charged on the amount of the loan. On a guaranteed basis, in no event will the net interest charge be greater than 1.00% on a loan during the first 10 policy years. Starting in the 11th policy year, the net interest charge will in no event be greater than 0.50%. The policy loan account currently earns interest at 5.00% during the first 10 policy years and 5.75% thereafter. On a current basis, the net interest charge will not be more than 1.00%. Starting in the 11th policy year, the net interest charge will not be more than 0.25%.

You may repay all or part of a loan at any time. Upon repayment of a loan, an amount equal to the repayment will be transferred from the policy loan account to the Variable Investment Options and Traditional and Short-Term Fixed Accounts on a pro-rata basis in proportion to the current value of each account.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while the amount of your loan is held as collateral in the policy loan account, it will miss out on all earnings available in the Variable Investment 0ptions. The amount of interest you earn on the policy loan account may also be less than the amount of interest you would have earned from the Fixed Account Options. This could lower your policy value, which could reduce the amount of the death benefit.

When a loan is outstanding, the amount of the loan is not available to help pay for any Policy charges. If, after deducting your policy loan, there is not enough policy value to cover the policy charges, your Policy could lapse. Outstanding loans will impact your No-Lapse Guarantee if the total amount of loans (policy debt) equals or exceeds the No-Lapse Guarantee Account value. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. If your Policy lapses (see What Payments Must I Make Under the Policy? in this prospectus) and you have a loan outstanding under the Policy, you may have to pay federal income tax on the amount of the loan, to the extent there is gain in the Policy. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

The amount of any loan outstanding under your Policy on the death of the insured will reduce the amount of the death benefit by the amount of such loan. The outstanding loan amount is deducted in determining net cash surrender value of the Policy.

If you want a payment to us to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

How Can I Withdraw Money From the Policy?

Surrender

You may surrender your Policy at any time. If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies. This is called your net cash surrender value. The policy value is based on amounts allocated to the Variable Investment Options and/or the Fixed Account Options. Surrenders may be subject to tax consequences, including a tax penalty if withdrawn before age 59 ½. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus for additional information.

Partial Withdrawal

You may make a partial withdrawal of a portion of the net cash surrender value, subject to the following conditions:

•	no more than twelve partial withdrawals may be made in a policy year;

•	each partial withdrawal must be at least $250;

•	a partial withdrawal may not be made from an account if the amount remaining in that account would be less than $25;

•	the partial withdrawal may not reduce the Specified Amount of insurance under your Policy to less than the minimum Specified Amount under the Policy ($50,000); and
•	the partial withdrawal will be subject to a processing fee equal to the lesser of $25 or 2% of the amount withdrawn.

If any withdrawals are made, the death benefit will always be less than it would have been if no withdrawals were made. The Specified Amount may also be reduced; specifically, a partial withdrawal may reduce your Specified Amount of insurance  —  by the amount by which the partial withdrawal exceeds the difference between (a) the death benefit provided under the Policy, and (b) the Specified Amount of insurance.

Partial withdrawals reduce the policy value and net cash surrender value by the amount of the partial withdrawal. Partial withdrawals may increase the risk that the Policy will lapse, and may be subject to tax consequences, including a tax penalty if withdrawn before age 59 ½. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus for additional information.

Partial withdrawals will be deducted from the Variable Investment Options, the Short-Term Fixed Accounts and the Traditional Fixed Account in accordance with your directions. In the absence of such direction, the partial withdrawal will be deducted from the Variable Investment Options, the Short-Term Fixed Accounts and the Traditional Fixed Account on a pro-rata basis.

Can I Choose Different Payout Options Under the Policy?

Choosing a Payout Option

You may choose to receive proceeds from the Policy as a single sum. This includes proceeds that become payable because of death or surrender. Alternatively, you can elect to have proceeds of $5,000 or more applied to any of the following payment options:

•	Option 1 — Interest income: We will credit interest to the amount applied, and the interest will be paid monthly, quarterly, semiannually or annually;

•	Option 2 — Income for a fixed period: We will pay the amount applied, with interest, in equal monthly payments for a fixed period, which may not be greater than 30 years;

•	Option 3 — Income of a specified amount: We will make payments monthly, quarterly, semiannually or annually of a specified amount until the total amount applied, with interest, has been paid;

•	Option 4 — Life income: We will pay equal monthly payments during the life of the option annuitant;

•

Option 5 — Life income with guaranteed period: We will pay equal monthly payments for a stated guaranteed period, which may be 5, 10 or 20 years, and thereafter during the life of the option annuitant;

•

Option 6 — Life income with refund period: We will pay equal monthly payments during the life of the option annuitant and, if necessary, continue the payments after the death of the option annuitant until the total of all payments made equals the total amount applied;

•	Option 7 — Joint and survivor life income: We will pay equal monthly payments during the joint life of two option annuitants and thereafter during the life of the survivor.

Periodic payments may not be less than $50 each. Only one payment will be made if the annuitant(s) dies before the second payment is made under Option 4 and Option 7. Only a few payments will be made if the annuitant(s) dies shortly after payments begin.

Changing a Payment Option

You can change the payment option at any time before the proceeds are payable. If no election is in effect at the time of the death of the insured, the beneficiary may elect an income payment option before any payment of the death benefit has been made and within one year of the date of death. The Death Benefit will be paid to the Beneficiary in one sum if an income payment option is not elected.

Tax Impact of Choosing a Payment Option

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult a qualified tax adviser before making that choice. See “How is the Policy Treated Under Federal Income Tax Law?” below.

How Is the Policy Treated Under Federal Income Tax Law?

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the IRS. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

Tax Status of The Policy

Death benefits paid under contracts that qualify as life insurance policies under federal income tax law are not subject to federal income tax. Investment gains credited to such policies are not subject to income tax as long as they remain in the Policy. Assuming your Policy is not treated as a “modified endowment contract” under federal income tax law, distributions from the Policy are generally treated as first the return of investment in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in the Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue qualifying as life insurance. The application of these rules may vary depending on whether the change occurs in the first five years after the Policy is issued. Such a cash distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Code.

To qualify as a life insurance contract under federal income tax law, your Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. Guidance as to how these requirements are to be applied is limited. Section 7702 was amended by U.S. federal tax legislation that was enacted on December 22, 2017 and on December 27, 2020. Certain aspects of the legislation are currently uncertain and future administrative guidance or legislation may result in additional changes. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Insurance and Annuity believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that the Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The funds in which each subaccount of the Separate Account may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the funds’ investments in order to establish that each subaccount is “adequately diversified”. It is expected that each underlying fund will comply with the diversification requirement applicable to the subaccounts as though the requirement applied to that underlying fund. Penn Insurance and Annuity believes that the Separate Account will meet the diversification requirement, and Penn Insurance and Annuity will monitor continued compliance with this requirement.

The Treasury Department has stated in published rulings that a variable life insurance policy owner will be considered the owner of the related separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the policy owner is considered the owner of separate account assets, income and gain from the assets would be currently includable in the policy owner’s gross income. The Treasury Department has indicated that in regulations or additional revenue rulings under Section 817(d), (relating to the definition of a variable life insurance policy), it will provide guidance on the extent to which policy owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per 30-day period without charge did not result in the owner of a policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under the Policies are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets. It is possible that these differences could result in Policy owners being treated as the owners of the assets of the subaccounts under the Policies. We, therefore, reserve the right to modify the Policies as necessary to attempt to prevent the owners of the Policies from being considered the owners of a pro rata share of the assets of the subaccounts under the Policies. In addition, it is possible that if regulations or additional rulings are issued, the Policies may need to be modified to comply with them.

Tax Qualification

Your Policy will be treated as a life insurance contract under federal income tax law if it passes either one or the other of two tests — a cash value accumulation test or a guideline premium/cash value corridor test. Currently, we only offer the cash value accumulation test.

•	Cash Value Accumulation Test — Under the terms of the Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

•

Guideline Premium/Cash Value Corridor Test — The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/ Cash Value Corridor Test.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/ Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

The following discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

We believe that the proceeds and cash value increases of the Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Modified Endowment Contracts

The Code establishes a class of life insurance contracts designated as modified endowment contracts, which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of the Policy. In general, the Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. We will endeavor to notify you on a timely basis if we believe you have exceeded this limit and the Policy has become a modified endowment contract under the Code.

All Policies that we or our affiliate issue to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

If there is a reduction in the benefits under the policy during the first seven policy years, for example, as a result of a partial withdrawal or surrender, the seven-pay test will have to be reapplied as if the policy had originally been issued at the reduced Specified Amount. If there is a “material change” in the Policy’s benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult a tax advisor to determine whether a policy transaction will cause the Policy to be classified as a modified endowment contract.

The rules relating to whether your Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in full in the limited confines of this summary. Therefore, you should consult with a competent adviser to determine whether the Policy transaction will cause the Policy to be treated as a modified endowment contract.

Distributions from Policies Classified as Modified Endowment Contracts

Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from the Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner’s becoming disabled (as determined under the Code), or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s Beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract may be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Policy Loan Interest

Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a tax adviser before deducting any interest paid in respect of a policy loan.

Investment in the Policy

Investment in your Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

Withholding

To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Business Uses of Policy

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Non-Individual Owners and Business Beneficiaries of Policies

If a Policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Employer-Owned Life Insurance Policies

Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance policy will generally be limited to the premiums paid for such policy (although certain exceptions may apply in specific circumstances). An employer-owned life insurance policy is a life insurance policy owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such policy. It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance policies and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance policies issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase of an employer-owned life insurance policy.

Split-Dollar Arrangements

The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

The prohibition on loans is generally effective as of July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Tax Shelter Regulations

Prospective owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Tax Consequences of the Option to Extend the Maturity Date

The option to extend the Maturity Date that we offer allows the policy owner to extend the original maturity date by 20 years. An extension of maturity could have adverse tax consequences. Before you exercise your rights under this option, you should consult with a competent tax adviser regarding the possible tax consequences of an extension of maturity.

Disposition of the Policy

The disposition of your Policy will likely have federal income tax consequences. The amount and character of any gain or income recognized in connection with a disposition may vary, depending on the nature of the disposition, your investment in the contract, premiums paid, and other factors. You should consult your tax adviser prior to any disposition.

Income payments from Net Cash Surrender Value or Death Benefit Proceeds

Your policy contains provisions that allow for all or a portion of the net cash surrender value or death benefit to be paid in a series of installments. In addition, certain policies may have optional Riders that provide for installment benefits. These installments may be for a certain period of time, or may be payable based upon the life of one or more individuals.

Under the rules of Section 72 of the Code, each payment made will be comprised of two portions: A portion representing a return of the investment in the contract, and the remainder representing interest. The Exclusion Ratio as defined in Section 72(b) is used to determine what amount of each payment is excluded from tax reporting.

The calculation of the Exclusion ratio is based upon these two policy values as of the date the amount of the installment payment is being determined:

•	The portion of the net cash surrender value or death benefit proceeds being applied to the installment benefit

•	The investment in the contract.

The portion of each payment that is treated as a return of the investment in the contract is equal to the Exclusion Ratio multiplied by the payment amount. For installment payments that are based upon the life of one or more individuals, once the investment in the contract has been depleted any subsequent payment(s) would be treated as a return of interest and thus fully taxable.

Certain Information Reporting

Code section 6050Y requires information reporting for certain life insurance policy transactions. A return must be filed by every person who acquires a life insurance contract or any interest in a life insurance contract in a reportable policy sale. A reportable policy sale is generally the acquisition of an interest in a life insurance contract, directly or indirectly, if the acquirer has no substantial family, business, or financial relationship with the insured. The buyer must file the return required under Section 6050Y with the IRS and furnish copies of the return to the insurance company that issued the contract and the seller.

Other Tax Considerations

The transfer of your Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received under annuities or life insurance contracts that are includable in gross income are generally considered net investment income.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

Life Insurance Purchases by Residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes

The foregoing is a summary of the federal income (and, where noted, non-income) tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Are There Other Charges That Penn Insurance and Annuity Could Deduct in the Future?

We currently make no charge against policy values to pay federal income taxes on investment gains. However, we reserve the right to do so in the event there is a change in the tax laws. We currently do not expect that any such charge will be necessary.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to make such deductions for such taxes.

How Do I Communicate With Penn Insurance and Annuity?

General Rules

You may mail all checks for premium payments to The Penn Insurance and Annuity Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania, 19101-7460, or express all checks to The Penn Insurance and Annuity Company, Payment Processing Center, ATTN: L/B 7460, 312 West Route 38, Moorestown, New Jersey 08057.

Certain requests pertaining to your Policy must be made in writing and be signed and dated by you.

They include the following:

•	policy loans in excess of $50,000, partial withdrawals in excess of $10,000, and surrenders;

•	change of rate class; addition/removal of riders;

•	decreases in Specified Amount of insurance;

•	change of beneficiary;

•	election of payment option for policy proceeds; and

•	tax withholding elections.

You should mail these requests to our office, P.O. Box 178, Philadelphia, Pennsylvania, 19105-0178 or express/overnight to 600 Dresher Road, Horsham, Pennsylvania 19044. You should also send notice of the insured person’s death and related documentation to our office. Communications are not treated as “received” until such time as they have arrived at our office in proper form. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently ends at 4:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time. In order to receive a day’s closing price, instructions sent by facsimile or Internet transmission must be received by our fax server prior to the close of regular trading on the New York Stock Exchange on that day (generally 4:00 pm Eastern time).

We have special forms that must be used for a number of the requests mentioned above. You can obtain these forms from your Penn Insurance and Annuity representative or by calling our office at 800-523- 0650. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that does not include this required information.

Telephone Transactions

You or the finance professional of record (pursuant to your instructions) may request transfers among Variable Investment Options and Fixed Account Options and may change allocations of future premium payments by calling our office at 1-800-523-0650. In addition, if you complete a special authorization form, you may authorize a third person, other than the financial professional of record, to act on your behalf in giving us telephone transfer instructions. We require certain identifying information to process a telephone transfer. We will not be liable for following transfer instructions, including instructions from the finance professional of record, communicated by telephone that we reasonably believe to be genuine. In certain circumstances, such as periods of market volatility, severe weather, and emergencies, you may experience difficulty providing transaction instructions by telephone. We do not guarantee that we will be able to accept transaction instructions via telephone at all times. We also reserve the right to suspend or terminate the privilege altogether at any time.

What Is the Timing of Transactions Under the Policy?

Planned premium payments and unplanned premium payments which do not require evaluation of additional insurance risk will be credited to the Policy and the net premium will be allocated to the Variable Investment Options based on values at the end of the valuation period in which we receive the payment in “good order.” A valuation period is the same as the valuation period of the shares of the Funds held in the Variable Investment Options. Loan, transfer, partial withdrawal and surrender transactions will be based on values at the end of the valuation period in which we receive all required instructions and necessary documentation in “good order.” In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on the New York Stock Exchange on that day (generally 4:00 pm Eastern Time). Telephone instructions must be received in full, in good order, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price. Death benefits will be based on values as of the date of death.

We will ordinarily pay the death benefit, loan proceeds and partial withdrawal or surrender proceeds, within seven days after receipt at our office of all the documents required for completion of the transaction in good order.

Good Order: A request or transaction is in Good Order if it complies with our administrative procedures, and the required information is complete and correct. This means the actual receipt by us of your request and any instructions related to the request in writing (or, if permitted, by telephone or electronic means), along with all forms, and any other information or documentation necessary to complete the transaction. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order. We may reject or delay a request or transaction if the information needed is not in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.

Possible Delays and Deferral. We may defer making a payment from a Variable Investment Option if (1) the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission, or the Commission declares that an emergency exists; or (2) the Commission by order permits postponement of payment to protect our policy owners.

We may also defer making a payment from a Fixed Account Option for up to six months from the date we receive the written request. However, we will not defer payment of a partial withdrawal or policy loan requested to pay a premium due on a Penn Insurance and Annuity Policy. If a payment from a Fixed Account Option is deferred for 30 days or more, it will bear interest at a rate of 2% per year compounded annually while it is deferred.

We may also delay paying any surrender, withdrawal, loan, or other benefit if your premium or loan repayment check has not cleared your bank.

How Does Penn Insurance and Annuity Communicate With Me?

At least once each year we will send a report to you showing your current policy values, premiums paid and deductions made since the last report, any outstanding policy loans, and any additional premiums permitted under your Policy. In addition, when you pay premiums, or if you borrow money under your Policy, transfer amounts among the Variable Investment Options and Fixed Account Options or make partial withdrawals, we will send a written confirmation to you. Information on Dollar Cost Averaging, Automatic Asset Rebalancing, and pre-authorized check payments will be confirmed on a quarterly statement.

Once each year, we will also send you an “Updating Summary Prospectus” containing information regarding any material changes we have made, and updating certain information regarding the underlying Funds in the Variable Investment Options. You will also receive notices when the annual and semi-annual shareholder reports are available for each Fund underlying a Variable Investment Option to which you have allocated your policy value, and information on how to obtain those reports, as required by the 1940 Act. (You can request that paper copies of these reports be sent to you, but otherwise they will be available electronically).

Do I Have the Right to Cancel the Policy?

You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the free look period. To cancel your Policy, simply deliver or mail the Policy to our office or to our representative who delivered the Policy to you.

In most states, you will receive a refund of your policy value as of the date of cancellation, plus the premium charge and the monthly deductions, and minus any loans and accrued loan interest. The date of cancellation will be the date we receive the Policy.

In some states, you will receive a refund of any premiums you have paid. In these states your policy value will be allocated to the Short-Term Fixed Account during the free look period. At the end of the period, the policy value will be transferred to the Variable Investment Options and Fixed Account Options you have chosen.

THE PENN INSURANCE AND ANNUITY COMPANY

Penn Insurance and Annuity is a Delaware stock life insurance company, wholly owned by The Penn Mutual Life Insurance Company. We were chartered in 1982 and have been continuously engaged in the life insurance business since that date. We are licensed to sell insurance in 49 states and the District of Columbia. Our corporate headquarters are located at 600 Dresher Road, Horsham, Pennsylvania, 19044, a suburb of Philadelphia. Our mailing address is The Penn Insurance and Annuity Company, PO Box 178, Philadelphia, Pennsylvania, 19105. We are obligated to pay all benefits provided under the Policies.

PENN INSURANCE AND ANNUITY VARIABLE LIFE ACCOUNT I

Penn Insurance and Annuity Variable Life Account I is a separate investment account under Delaware law. The Separate Account is registered with the Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

Net premiums received under the Policy and under other variable life insurance policies are allocated to the Variable Investment Options for investment in the Funds. They are allocated in accordance with instructions from policy owners.

Income, gains and losses, realized or unrealized, in a subaccount (a Variable Investment Option)are credited or charged against that subaccount without regard to any other income, gains or losses of Penn Insurance and Annuity. Assets equal to the reserves and other contract liabilities with respect to the investments held in each subaccount are not chargeable with liabilities arising out of any other business or account of Penn Insurance and Annuity. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

We reserve the right to add, combine or remove any Variable Investment Options or underlying Funds when permitted by law. We retain the right, subject to any applicable law, to make substitutions with respect to the underlying Funds of the Variable Investment Options. If investment in shares of a Fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Policies, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund. No substitution may take place without notice to owners and prior approval of the Commission and insurance regulatory authorities, to the extent required by applicable law.

In the event of a Fund merger, any future premium payments will be allocated to the successor or acquiring Fund. In the event of the liquidation of a Fund, you will be required to provide a new allocation to one of the available Funds or accounts for policy value in, and any future premium payments allocated to, that Fund. If you do not provide instructions, and such amounts may be allocated to a money market fund or as otherwise allowed by law.

THE FUNDS

The assets of each Fund (an Eligible Portfolio or Portfolio) are separate from the others and each such Fund has different investment objectives and policies. As a result, each Fund operates as a separate investment fund and the investment performance of one Fund has no effect on the investment performance of any other Fund. You can make or lose money in any of the Variable Investment Options. The Funds described in this prospectus are different from funds that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same. The Fund’s prospectus should be read carefully before any decision is made concerning the allocation of net premium payments and policy value to a Variable Investment Option corresponding to a particular Fund.

We offer no assurance that any of the Funds or Portfolios will attain their respective stated investment objectives.

Specific information regarding each portfolio or Fund, including (1) its name, (2) its fund type (e.g., bond fund, large cap value, small cap growth, specialty, money market fund, etc.); (3) its investment adviser and any sub-advisor; (4) current expenses; and (5) investment performance, is available in Appendix A to this prospectus. For more information about each of these Funds, please read the Fund prospectuses. You should also read a Fund’s prospectus carefully before making any decision about allocating premium payments or a portion of your policy value to a Variable Investment Option corresponding to a particular Fund. Please contact us at 1-800-523-0650, or contact your registered representative, if you would like to obtain any of the underlying Fund prospectuses (in either paper or electronic format).

The Funds’ shares may be available to certain other separate accounts we use to fund variable annuity contracts offered by the Company. This is called “mixed funding.” The Funds’ shares may also be available to separate accounts of insurance companies that are not affiliated with the Company and, in certain instances, to tax-qualified policies. This is called “shared funding.” Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. In the event of a material conflict, we could be required to withdraw your policy value from a Fund. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds offered through this product are selected by us based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. We also receive payments or compensation from the Funds or their investment advisors, or from other service providers of the Funds in connection with administration, distribution and other services that we provide with respect to the Funds and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees deducted from Fund assets. These payments are also a factor in our selection of Funds. We may use these payments for any corporate purpose, including payment of expenses that we incur in promoting, marketing and administering the Policies, and in our role as an intermediary of the Funds. Policy owners, through their indirect investment in the Funds, bear the costs of these fees. The amounts we receive may be substantial, may vary by Fund, and may depend on how much policy value is invested in the particular Fund. We may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.00% annually of the aggregate net asset value of the shares of some of the Funds held by the Variable Investment Options.

We do not provide investment advice and do not recommend or endorse any particular Fund. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Funds you have chosen. You should consult with your registered representative to determine which combination of Investment Options is most appropriate for you, and periodically review your choices.

Certain Funds, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolios levels, which would reduce your investment return.

Hedging strategies may be employed by certain Funds to attempt to provide downside protection during sharp downward movements in equity markets. The costs of these strategies could limit the upside participation of the Fund in rising equity markets relative to other funds.

So-called “alternative” investment strategies may also be used by certain funds, which may involve non- traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Investment selections should be based on a thorough investigation of all of the information regarding the Funds that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund.

VOTING SHARES OF THE INVESTMENT FUNDS

You have the right to tell us how to vote proxies for the Fund shares to which your policy value is allocated. If the law changes and permits us to vote the Fund shares, we may do so.

If you are a policy owner, we determine the number of full and fractional Fund shares that you may vote by dividing the portion of the owner’s policy value allocated to the Variable Investment Option by the net asset value of one share of the applicable Fund. Fractional votes will be counted. We may change these procedures whenever we are required or permitted to do so by law.

Penn Insurance and Annuity will vote the shares held in the Variable Investment Options in accordance with voting instructions received from policy owners and other persons entitled to provide voting instructions. Fund shares for which policy owners and other persons entitled to vote have not provided voting instructions and shares owned by Penn Insurance and Annuity in its general and unregistered separate accounts will be voted in proportion to the shares for which voting instructions have been received. Under state insurance law and federal regulations, there are certain circumstances under which Penn Insurance and Annuity may vote other than as instructed by policy owners and other persons entitled to vote. The effect of this proportional voting is that a small number of policy owners may be able to determine the outcome of a vote.

OTHER INFORMATION

Information Systems, Technology Disruption and Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct contract activity. As such, policy activity is highly dependent upon the effective operation of our internal computer systems and those of our service providers. All systems are vulnerable to disruptions as the result of natural disasters, man-made disasters, hacking, criminal activity, pandemics, utility outages and other events beyond our control and are susceptible to operational and information security risks resulting from information systems failure, including hardware and software malfunctions and cyber-attacks. Cyberattacks may interfere with policy transaction processing, or cause the release and/or destruction of policy owner or business information including the securities in which the underlying funds invest, which may cause the underlying funds to lose value. There can be no assurance that we, the underlying funds or our service providers will avoid losses affecting policies that result from cyber-attacks or information security breaches in the future. These risks also apply to other insurance and financial services companies and businesses.

Information System, Technology Disruption and Cyber Security Policy

We have established policies, standards, procedures and practices to limit the effect of business interruptions and protect the confidentiality, integrity, availability and privacy of policy owner information. Safeguards are maintained to reasonably protect our systems and information against anticipated threats or hazards. Controls have been implemented to safeguard data in transit, at rest, and to restrict access to contract owner data including, but not limited to, antivirus and anti-malware software, periodic vulnerability assessments and penetration tests, and, comprehensive business continuity planning. There can be no assurance that these policies, procedures and controls will be effective or successful.

Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including escheatment of annuity, life, and other insurance policies) under various circumstances. In addition to the state unclaimed property law, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment it is important that you keep your policy and other information on file with us up to date, including the names, contact and identifying information for owners, insureds, annuitants, beneficiaries and other payees.

Anti-Money Laundering and Counter-Terrorism

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for surrenders or partial withdrawal or death benefits, make transfers, or continue making payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your Policy to government agencies or departments.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on the principal underwriter’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

DISTRIBUTION ARRANGEMENTS

Penn Insurance and Annuity has an administrative services agreement with its parent company, The Penn Mutual Insurance Company (“PML”), that allows the Company to leverage PML’s distribution agreement with Hornor, Townsend & Kent, LLC (“HTK”) to act as principal underwriter for the distribution and sale of the Policies. HTK is affiliated with both Penn Insurance and Annuity and PML, and is located at 600 Dresher Road, suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Policies through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. HTK is registered as a broker- dealer with the Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Penn Insurance and Annuity enters into selling agreements with other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the Policies. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission.

•

Registered representatives may be paid commissions on a Policy they sell based on premiums paid in amounts up to 53.50% of first year premiums of sales, 2.50% on premiums paid during the second through fifteenth policy years, and 1.20% on premiums paid after the first fifteen policy years.

In addition to or partially in lieu of commission, Penn Insurance and Annuity may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Insurance and Annuity greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation may provide Penn Insurance and Annuity access to marketing benefits such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the Policies.

Finally, within certain limits imposed by FINRA, registered representatives who are associated with HTK, as a Penn Insurance and Annuity broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Insurance and Annuity. These HTK registered representatives are also financial professionals of Penn Insurance and Annuity and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Insurance and Annuity or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Policy rather than other investment options.

Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Policy, depending on the agreement between the registered representative and their broker-dealer firm. Penn Insurance and Annuity is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will be compensated for the transaction.

FINANCIAL STATEMENTS

The consolidated financial statements of Penn Insurance and Annuity appear in the statement of additional information, which may be obtained from The Penn Insurance and Annuity Company, Attn: SAI Request, PO Box 178, Philadelphia, Pennsylvania, 19105. Or you can call toll- free at 1-800-523-0650. The consolidated financial statements of Penn Insurance and Annuity should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Insurance and Annuity’s ability to meet its obligations under the Policies.

The Separate Account was established on March 10, 2021, and therefore does not have financial statements for the most recent fiscal year. Future financial statements of the Separate Account will appear in the statement of additional information.

APPENDIX A

Portfolios Available Under the Policy

The following is a list of Portfolios available under the policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://www.pennmutual.com/for-individuals-and-businesses/performance-and-rates/prospectuses. You can also request this information at no cost by calling 1-800-523-0650 or sending an email request to FundOperations@pennmutual.com.

The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

PORTFOLIO TYPE	FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
Vanguard Variable Insurance Fund
Large-Cap Equity	Equity Index Portfolio Vanguard Equity Index Group (Adviser)	0.14%	18.20%	15.05%	13.72%
Large-Cap Equity	Total Stock Market Index Portfolio The Vanguard Equity Index Group (Adviser)	0.13%	20.55%	15.23%	13.60%
Global Bond	Global Bond Index Portfolio** The Vanguard Fixed Income Group (Adviser)	0.13%	6.67%	N/A	N/A
Mid-Cap Equity	Mid Cap Index Portfolio The Vanguard Equity Index Group (Adviser)	0.17%	18.07%	13.14%	12.26%
Asset Allocation	Moderate Allocation Portfolio** The Vanguard Equity Index Group (Adviser)	0.12%	13.77%	9.80%	N/A
U.S. Fixed Income	Total Bond Market Index Portfolio The Vanguard Fixed Income Group (Adviser)	0.14%	7.58%	4.36%	3.71%

A-1

PORTFOLIO TYPE	FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2020)
			1 YEAR	5 YEAR	10 YEAR
International Equity	Total International Stock Market Index Portfolio The Vanguard Equity Index Group (Adviser)	0.11%	11.18%	N/A	N/A
Asset Allocation	Conservative Allocation Portfolio** The Vanguard Equity Index Group (Adviser)	0.13%	11.73%	8.10%	N/A

*

Current Expenses take into account expense reimbursement or fee waiver arrangements in place. Annual expenses for the Portfolio for the year ended December 31, 2020, reflect temporary fee reductions under such an arrangement.

**

This is a fund-of-funds, which invests in other underlying funds. A fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because it bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

A-2

APPENDIX B

Fixed Account Options

General

Premium payments allocated and policy value transferred to the Fixed Account become part of Penn Insurance and Annuity’s general account. Interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 and 1940 Acts. Disclosures regarding the fixed accounts, however, are subject generally to applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in the Prospectus.

The Policy allows you to allocate your policy value to three of the options of the Fixed Account, the Traditional Fixed Account, the Short-Term Fixed Account, and the Dollar Cost Averaging Account. As described in the relevant sections of the prospectus, policy value allocated to the Fixed Account in most respects is treated in the same manner as policy value allocated to the Variable Investment Options. Amounts allocated or transferred to any of these accounts under this Policy become part of Our general account assets. Subject to applicable law and regulation, investment of general account assets is at Our sole discretion.

The Fixed Account Options are both designed to be safe investments that provide fixed returns, where the Company pays a fixed rate of interest (that it declares periodically, subject to a minimum) and where the Company bears the investment risk. However, the Short-Term Fixed Account is intended as a temporary holding place for premiums that are expected ultimately to be invested in the Variable Investment Options; therefore, the Company intends to declare a lower rate of interest for the Short-Term Fixed Account than for the Traditional Fixed Account, and transfers out of the Traditional Fixed Account are subject to restrictions that do not apply to the Short-Term Fixed Account.

Amounts that you allocate to the Traditional Fixed Account will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 1.0%. We can change the current interest rate we credit for new allocations at any time, in our complete discretion. Restrictions apply to transfers out of the Traditional Fixed Account that do not apply to transfers out of the Short-Term Fixed Account.

Amounts that you allocate to the Short-Term Fixed Account will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 0.5%. We can change the current interest rate we credit for new allocations at any time, in our complete discretion.

Amounts that you allocate to the Dollar Cost Averaging Fixed Account will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 1.0%. We can change the current interest rate we credit for new allocations at any time, in our complete discretion.

These Fixed Accounts are described further below.

Short-Term Fixed Account

Amounts allocated or transferred to the Short-Term Fixed Account will be credited with interest. In no event will the rate of interest credited be less than 0.5%. The declared rate will apply from the date of allocation or transfer through the end of a twelve month period. The twelve month period begins on the first day of the calendar month in which the allocation or transfer is made. Thereafter, interest will be credited on such amount for successive twelve month periods at the then current rate applicable to new allocations to the account as of the beginning of each successive twelve month period. For each allocation, the rate will not change during the running of a twelve month period.

We will determine the interest rates applicable for the Short-Term Fixed Account in our discretion. Any credited interest above the minimum guaranteed interest is nonforfeitable after crediting except indirectly due to Surrender Charges.

Short-Term Fixed Account Value - On each Monthly Anniversary while the Policy is in force, the Short-Term Fixed Account Value is the sum of:

(a)	the value of the Short-Term Fixed Account on the previous Monthly Anniversary;

(b)	one month’s interest on (a);

(c)	any premium allocated to the Short-Term Fixed Account since the preceding Monthly Anniversary reduced by the applicable percent of premium charge;

(d)	any amount transferred into the Short-Term Fixed Account from one or more Variable Investment Options (or subaccounts) or the Traditional Fixed Account since the preceding Monthly Anniversary;

(e)	interest on (c) from the date of receipt in the Home Office to the Monthly Anniversary;

(f)	interest on (d) from the date of transfer into the Short-Term Fixed Account to the Monthly Anniversary;

(g)	any loan repayments allocated to the Short-Term Fixed Account since the prior Monthly Anniversary; and

(h)	interest on (g) from the date of receipt in the Home Office to the Monthly Anniversary.

Less the sum of:

(a)	any partial withdrawal from the Short-Term Fixed Account since the preceding Monthly Anniversary;

(b)	any amount transferred out of the Short-Term Fixed Account into one or more Variable Investment Options (or subaccounts) or the Traditional Fixed Account since the preceding Monthly Anniversary;

(c)	interest on (a) from the date of withdrawal to the Monthly Anniversary;

(d)	interest on (b) from the date of transfer out of the Short-Term Fixed Account to the Monthly Anniversary;

(e)	the applicable Monthly Deduction for the following policy month;

(f)	any policy loan or unpaid policy loan interest taken from the Short-Term Fixed Account;

(g)	interest on (f) from the date of the loan or loan interest deduction to the Monthly Anniversary; and

(h)	any applicable Surrender Charge taken from the Short-Term Fixed Account.

On dates other than a Monthly Anniversary, the value of the Short-Term Fixed Account will be determined consistently with the above.

Short-Term Fixed Account Transfers - Subject to and in accordance with the provisions of the Policy, an amount held in the Short-Term Fixed Account may be transferred to one or more Variable Investment Options (or subaccounts) or the Traditional Fixed Account.

We reserve the right, in Our sole discretion to add transfer restrictions on the Short-Term Fixed Account.

Traditional Fixed Account

Amounts allocated or transferred to the Traditional Fixed Account will be credited with interest. In no event will the rate of interest credited be less than 1%. The declared rate will apply from the date of allocation or transfer through the end of a twelve month period. The twelve month period begins on the first day of the calendar month in which the allocation or transfer is made. Thereafter, interest will be credited on such amount for successive twelve month periods at the then current rate applicable to new allocations to the account as of the beginning of each successive twelve month period. For each allocation, the rate will not change during the running of a twelve month period.

We will determine the interest rates applicable for the Traditional Fixed Account in our discretion. Any credited interest above the minimum guaranteed interest is nonforfeitable after crediting except indirectly due to Surrender Charges.

Traditional Fixed Account Value - On each Monthly Anniversary while this Policy is in force, the Traditional Fixed Account Value is the sum of:

(a)	the value of the Traditional Fixed Account on the previous Monthly Anniversary;

(b)	one month’s interest on (a);

(c)	any premium allocated to the Traditional Fixed Account since the preceding Monthly Anniversary reduced by the applicable percent of premium charge;

(d)	any amount transferred into the Traditional Fixed Account from one or more Variable Investment Options (or subaccounts) or the Short-Term Fixed Account since the preceding Monthly Anniversary;

(e)	interest on (c) from the date of receipt in the Home Office to the Monthly Anniversary;

(f)	interest on (d) from the date of transfer into the Traditional Fixed Account to the Monthly Anniversary;

(g)	any loan repayments allocated to the Traditional Fixed Account since the prior Monthly Anniversary; and

(h)	interest on (g) from the date of receipt in the Home Office to the Monthly Anniversary.

Less the sum of:

(a)	any partial withdrawal from the Traditional Fixed Account since the preceding Monthly Anniversary;

(b)	any amount transferred out of the Traditional Fixed Account into one or more Variable Investment Options (or subaccounts) or the Short-Term Fixed Account since the preceding Monthly Anniversary;

(c)	interest on (a) from the date of withdrawal to the Monthly Anniversary;

(d)	interest on (b) from the date of transfer out of the Traditional Fixed Account to the Monthly Anniversary;

(e)	the applicable Monthly Deduction for the following policy month;

(f)	any policy loan or unpaid policy loan interest taken from the Traditional Fixed Account;

(g)	interest on (f) from the date of the loan or loan interest deduction to the Monthly Anniversary; and

(h)	any applicable Surrender Charge taken from the Traditional Fixed Account.

On dates other than a Monthly Anniversary, the value of the Traditional Fixed Account will be determined consistently with the above.

Traditional Fixed Account Transfers - Subject to and in accordance with the provisions of the Policy, an amount held in the Traditional Fixed Account may be transferred to one or more Variable Investment Options (or subaccounts) or the Short-Term Fixed Accounts subject to the following restrictions:

(a)	The sum of all transfers in a policy year cannot exceed the greatest of:

(i)	25% of the Traditional Fixed Account Value at the previous policy anniversary,

(ii)	$5,000, and

(iii)	the total amount transferred from the Traditional Fixed Account in the previous policy year.

(b)	The amount that may be transferred excludes any amount held in the Policy Loan Account.

We reserve the right, in Our sole discretion to add or waive the transfer restrictions on the Traditional Fixed Account. Please contact Us or Your agent to determine if a waiver is currently in effect.

Fixed Dollar Cost Averaging Account

Premium payments may be allocated to the Fixed Dollar Cost Averaging Account and have a fixed percentage transferred monthly from the account to the Variable Investment Options (or subaccounts) of the Separate Account, as directed by You, to achieve dollar cost averaging.

Amounts held in the Fixed Dollar Cost Averaging Account will be credited with interest. The declared interest rate will apply from the date of the allocation to the account through the end of the dollar cost averaging period. Thereafter, interest will be credited at the then current rate applicable to new allocations to the account as of the beginning of each new dollar cost averaging period.

We will determine the interest rates applicable for the Fixed Dollar Cost Averaging Account in our discretion. In no event will the rate of interest credited be less than 1%. Any credited interest above the minimum guaranteed interest is nonforfeitable after crediting except indirectly due to Surrender Charges.

Premium payments may only be allocated to one of the Fixed Dollar Cost Averaging Options in conjunction with an election of the Dollar Cost Averaging program. Once a Fixed Dollar Cost Averaging Option is selected, an additional Fixed Dollar Cost Averaging Option cannot be selected.

You can request to terminate the account. The remaining balance will be transferred to the Variable Investment Options (or subaccounts) of the Separate Account as directed by You. The minimum amount that can be allocated to the Fixed Dollar Cost Averaging Account is $600 and the amount transferred each month must be at least $25.

APPENDIX C

State Variations

STATE	LOCATION IN PROSPECTUS	STATE VARIATION
CA	See “Do I Have the Right to Cancel the Policy?”	You have the right to cancel your Policy within 30 days after you receive it.
CA	See “What Are the Supplemental Riders and Benefits that are Available?—Chronic Illness Accelerated Benefit Rider”

Chronic Illness means that the Insured has been certified by a licensed health care practitioner within the last 12 months as:

•   Being unable to perform at least two Activities of Daily Living (bathing, continence, dressing, eating, toileting, transferring) without substantial assistance from another person due to a loss of functional capacity for a period of at least 90 days (which need not be consecutive); or

•   Requiring substantial supervision by another person for a period of at least 90 days (which need not be consecutive) to protect the Insured from threats to health and safety due to severe Cognitive impairment.

FL	See “What Is a Policy Loan?”	There is no minimum policy loan amount.
FL	See “Do I Have the Right to Cancel the Policy?”	If your Policy is not replacing an existing policy, you have the right to cancel your Policy within 14 days after you receive it. If your Policy is a replacement, you have the right to cancel your Policy within 10 days after you receive it.
MT	All Policy Provisions	All Policies issued in Montana are based on Unisex tables and rates. Any reference in this prospectus to sex distinctions should be disregarded for this state.
ND	See “Do I Have the Right to Cancel the Policy?”	If your Policy is not replacing an existing policy, you have the right to cancel your Policy within 20 days after you receive it. If your Policy is a replacement, you have the right to cancel your Policy within 10 days after you receive it.
SD	See “Do I Have the Right to Cancel the Policy?”	If you cancel your Policy during the free look period, you will receive a refund of any premiums you have paid. During the free look period, your policy value will be allocated to the Short-Term Fixed Account. At the end of the period, your policy value will be transferred to the Variable Investment Options and Fixed Account Options you have chosen.

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[BACK COVER PAGE}

The Statement of Additional Information (“SAI”) contains additional information about the Protection Variable Universal Life Insurance Policy, including financial statements of Penn Insurance and Annuity Company, and additional information on Penn Insurance and Annuity, the Separate Account and the Policy. The SAI is available without charge upon request from The Penn Insurance and Annuity Company, Attn: SAI Request, PO Box 178, Philadelphia, Pennsylvania, 19105. Or you can call us toll-free at 1-800-523-0650 or visit our website at www.pennmutual.com. The SAI is incorporated by reference into this prospectus and, therefore, legally forms a part of this Prospectus.

In addition, you can also request, free of charge, a personalized illustration of death benefits, cash surrender values and policy values by contacting The Penn Insurance and Annuity Company, Customer Service Group, PO Box 178, Philadelphia, Pennsylvania, 19105. Or you can call us toll-free at 1-800-523-0650.

Reports and other information about the PIA Variable Life Account I, including the SAI, may be obtained from the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information also may be obtained, after paying a duplicating fee, by emailing the Commission at publicinfo@sec.gov.

The SEC EDGAR Contract Identifier for the Protection VUL Policy is C000227592.

THE PENN INSURANCE AND ANNUITY COMPANY

The Penn Insurance and Annuity Company (PIA)

Founded in 1980, The Penn Insurance and Annuity Company (PIA) is a wholly owned life insurance subsidiary of Penn Mutual. Domiciled in Delaware, PIA maintains its operations in Horsham, Pennsylvania, and is licensed to do business in 49 states and the District of Columbia. It markets its business through Penn Mutual's distribution systems and has its in-force business serviced by the parent company.

Protection VUL is issued by The Penn Insurance and Annuity Company on Policy Form ICC21-PI-VFL and state variations thereof.

© 2021 The Penn Insurance and Annuity Company, Philadelphia, PA 19172, www.pennmutual.com

PM8825 07/21

STATEMENT OF ADDITIONAL INFORMATION

For The

PROTECTION VUL

a flexible premium adjustable variable life insurance policy issued by

THE PENN INSURANCE AND ANNUITY COMPANY

and funded through

PIA VARIABLE LIFE ACCOUNT I

The Penn Insurance and Annuity Company

PO Box 178, Philadelphia, PA 19105

800-523-0650

July 15, 2021

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with our Protection VUL prospectus dated July 15, 2021. A copy of the prospectus for the Policy is available, without charge, by writing to The Penn Insurance and Annuity Company (“PIA” or “the Company”), Customer Service Group – C3P, PO Box 178, Philadelphia, Pennsylvania, 19105. Or, you may call, toll free, 1-800-523-0650, or access our website at www.pennmutual.com.

PENN INSURANCE and ANNUITY COMPANY

Penn Insurance and Annuity Company is a Delaware stock life insurance company. We are a wholly-owned subsidiary of Penn Mutual Life Insurance Company. We were chartered in 1982 and have been continuously engaged in the life insurance business since that date. We are licensed to sell insurance in 49 states and the District of Columbia. Our corporate headquarters are located at 600 Dresher Road, Horsham, Pennsylvania, 19044, a suburb of Philadelphia. Our mailing address is The Penn Insurance and Annuity Company, PO Box 178, Philadelphia, Pennsylvania, 19105.

Penn Insurance and Annuity Variable Life Account I

We established Penn Insurance and Annuity PIA Variable Life Separate Account I as a separate investment account under Delaware law on March 10, 2021. The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

The valued of accumulation units in the Variable Investment Options is determined by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is an index used to measure the investment performance of each Variable Investment Option from one valuation period to the next. The net investment factor is determined by dividing (a) by (b), where

(a)

is the net asset value per share of the Fund held in the subaccount, as of the end of the current valuation period, plus the per share amount of any dividend or capital gain distributions by the fund if the ex-dividend date occurs in the valuation period; and

(b)	is the net asset value per share of the Fund held in the subaccount as of the end of the last prior valuation period.

ADDITIONAL INFORMATION

Assignment

You may assign the policy while it is in force during the life of the insured. Your rights, and the rights of any beneficiary, will be subject to the rights of an assignee under the terms of an assignment. We will not be bound by any assignment until you provide a signed form, that we have either provided or find acceptable, and the form has been filed at the home office. Unless you specify otherwise, the assignment will take effect as of the date you signed the form, subject to any action we have taken prior to the time that the assignment is received at the home office. We are not responsible for the effect or the validity of any assignment.

Misstatement of Age or Gender

If the insured’s age or gender has been misstated, we will adjust the proceeds payable under the policy based on what the last monthly charges would have purchased at the correct age or gender.

Incontestability

After a policy has been in force during the insured’s lifetime for two years from the original policy date, we may not contest the policy, except in the case of fraud. However, if there has been a policy change or reinstatement for which we required evidence of insurability, we may contest that policy change or reinstatement for two years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the policy change or reinstatement.

Suicide

If the insured, whether sane or insane, dies by suicide, within two years of the original policy date, our liability will be limited to an amount equal to the premiums paid for the policy less any policy loan partial withdrawals. If there has been a policy change or reinstatement for which we required evidence of

2

insurability, and if the insured dies by suicide within two years from the effective date of the policy change or reinstatement, our liability with respect to the policy change or reinstatement will be limited to an amount equal to the portion of the monthly charges associated with that policy change or reinstatement.

No-Lapse Guarantee Rider

This rider is automatically included with your Policy at no additional cost. This rider prevents the lapse of the Policy when the Net Cash Surrender Value is insufficient to cover the Monthly Deduction for the following month as long as the No-Lapse Guarantee Requirement is satisfied. The Rider may last until the Maturity Date of the Policy.

We will continue to deduct Monthly Deductions from the Policy Value while the Policy is in force under the Rider. The Policy will remain in force with a negative Policy Value if the No-Lapse Guarantee Requirement is satisfied. We will not credit interest to the negative Policy Value. The Net Amount at Risk used to calculate Monthly Deductions will not exceed the Basic Death Benefit divided by the Death Benefit Discount Factor despite a negative Policy Value. The Death Benefit will not be reduced due to a negative Policy Value. Loan interest will continue to accrue and will be added to your Policy Debt.

No-Lapse Guarantee Requirement (NLG Requirement)—On each Monthly Anniversary while this Policy is in force, the NLG Requirement is satisfied if the No-Lapse Guarantee Account, less any Policy Debt, exceeds zero.

A change in the Specified Amount, the addition, deletion or change of any supplemental riders to this Policy, or a change in the rate class of the Insured may result in a change in the No-Lapse Percent of Premium Charge, No-Lapse Monthly Deductions, and No-Lapse Interest Rate. As a result, additional premiums may be required on the date of change in order to satisfy the NLG Requirement.

No-Lapse Guarantee Account (NLGA)—The NLGA is only used to determine whether or not the NLG Requirement is satisfied. The rates and charges used to determine the NLGA are guaranteed for the life of the Policy and are different from the rates and charges used to determine the value of your Policy.

On the Policy Date, the NLGA is the initial premium paid less the sum of:

(a)	the applicable No-Lapse Percent of Premium Charge shown in the Policy Specifications; and

(b)	the applicable No-Lapse Monthly Deduction for the first policy month.

On each Monthly Anniversary until the No-Lapse Guarantee End Date while this Policy is in force, the NLGA equals the sum of:

(a)	the NLGA on the preceding Monthly Anniversary;

(b)	one month’s interest on (a) using the applicable No-Lapse Interest Rate;

(c)	any premium paid since the preceding Monthly Anniversary reduced by the applicable No-Lapse Percent of Premium Charge; and

(d)	interest on (c) using the applicable No-Lapse Interest Rate from the date of receipt in the Home Office to the Monthly Anniversary;

less the sum of:

(a)	any partial withdrawal since the preceding Monthly Anniversary;

(b)	interest on (a) using the applicable No-Lapse Interest Rate from the date of withdrawal to the Monthly Anniversary; and

(c)	the applicable No-Lapse Monthly Deduction for the following policy month.

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No-Lapse Percent of Premium Charge—The No-Lapse Percent of Premium Charge is deducted each time a premium is paid in the calculation of the NLGA.

No-Lapse Monthly Deduction—The No-Lapse Monthly Deduction is the sum of:

(a)	the No-Lapse COI Charge for the policy month;

(b)	the No-Lapse Per Policy Expense Charge;

(c)	the No-Lapse Expense Charge Per $1,000 of Specified Amount; and

(d)

the Monthly Deduction for the policy month for any benefits provided by a supplemental rider made a part of this Policy determined as described in the rider section but using any applicable NLGA value and the applicable No-Lapse rates shown in the Policy Specifications.

No-Lapse COI Charge—The No-Lapse COI Charge is determined on a monthly basis. The No-Lapse COI Charge for a policy month is calculated as the sum of (a) multiplied by (b) where:

(a)	is the applicable No-Lapse COI Rate divided by 1,000; and

(b)	is the No-Lapse Net Amount at Risk.

No-Lapse Net Amount at Risk—The No-Lapse Net Amount at Risk is equal to (a) divided by (b) minus (c) where

(a)	is the Specified Amount at the beginning of the policy month;

(b)	is the Death Benefit Discount Factor as shown in the Policy Specifications; and

(c)	is the NLGA at the beginning of the policy month before the No-Lapse Monthly Deduction.

If the calculation above causes the No-Lapse Net Amount at Risk to be negative, then the No-Lapse Net Amount at Risk will be set equal to zero.

No-Lapse COI Rate—The No-Lapse COI Rate is shown in the Policy Specifications and is based on policy year and on the issue age, sex (if the Policy is issued on a sex-distinct basis), and rate class of the Insured. A change in the Specified Amount may result in a change in the No-Lapse COI Rate.

No-Lapse Per Policy Expense Charge—The No-Lapse Per Policy Expense Charge is a monthly expense charge and is shown in the Policy Specifications.

No-Lapse Expense Charge Per $1,000 of Specified Amount—The No-Lapse Expense Charge Per $1,000 of Specified Amount is a monthly expense charge and is shown in the Policy Specifications.

No-Lapse Interest Rate—The No-Lapse Interest Rate is described in the Policy Specifications. A change in the Specified Amount may result in a change in the No-Lapse Interest Rate.

Allocation Requirements—in order to keep this Rider in force, we reserve the right to establish:

•	a maximum percentage of the Policy Value to be permitted in certain subaccounts and/or the Fixed Account; and/or

•	a minimum percentage of the Policy Value to be required in certain subaccounts.

Should we choose to enforce these restrictions, we will provide advance notice to you. Such notice will identify the restriction percentages to be applied and the subaccounts and/or Fixed Account impacted. We will evaluate the imposition of these restrictions on an annual basis.

Non-Principal Risks

In addition to the section of the prospectus on the principal risks of investing in the policy, risks are disclosed separately in each of the appropriate sections of the prospectus.

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FEDERAL INCOME TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS.

Tax Status of The Policy

Death benefits paid under contracts that qualify as life insurance policies under federal income tax law are not subject to federal income tax. Investment gains credited to such policies are not subject to income tax as long as they remain in the Policy. Assuming your Policy is not treated as a “modified endowment contract” under federal income tax law, distributions from the Policy are generally treated as first the return of investment in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in the Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue qualifying as life insurance. The application of these rules may vary depending on whether the change occurs in the first five years after the Policy is issued. Such a cash distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Code.

To qualify as a life insurance contract for federal income tax purposes, the Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). Guidance as to how these requirements are to be applied is limited. Section 7702 was amended by U.S. federal tax legislation that was enacted on December 22, 2017 and on December 27, 2020. Certain aspects of the legislation are currently uncertain and future administrative guidance or legislation may result in additional changes. The manner in which Section 7702 should be applied to certain features of the Policy offered in its prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, we believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether the Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If the Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract. If it is subsequently determined that the Policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under

Section 7702.

Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The funds in which each subaccount of the Separate Account may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the funds’ investments in order to establish that each subaccount is “adequately diversified”. It is expected that each underlying fund will comply with the diversification requirement applicable to the subaccounts as though the requirement applied to that underlying fund. Penn Mutual believes that the Separate Account will meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of the related separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is considered the owner of separate account assets, income and gain from the assets would

5

be currently includable in the variable contract owner’s gross income. The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d), (relating to the definition of a variable contract), it will provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per 30-day period without charge did not result in the owner of the Policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets. It is possible that these differences could result in Policy owners being treated as the owners of the assets of the subaccounts under the Policy. We, therefore, reserve the right to modify the Policy as necessary to attempt to prevent the owners of the Policy from being considered the owners of a pro rata share of the assets of the subaccounts under the Policy. In addition, it is possible that if regulations or additional rulings are issued, the contract may need to be modified to comply with them.

Tax Qualification Test

For the Protection VUL policy to be treated as a life insurance contract under the Code, it must pass one of two tests — a cash value accumulation test or a guideline premium/cash value corridor test. We currently offer only the cash value accumulation test.

•	Cash Value Accumulation Test — Under the terms of the Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

•

Guideline Premium/Cash Value Corridor Test — The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/ Cash Value Corridor Test.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/ Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

The following discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

We believe that the proceeds and cash value increases of the Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

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Modified Endowment Contracts

The Code establishes a class of life insurance contracts designated as “modified endowment contracts,” which applies to policies entered into or materially changed after June 20, 1988.

Due to the Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of the Policy. In general, the Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether the Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. We will endeavor to notify you on a timely basis if we believe you have exceeded this limit and the Policy has become a modified endowment contract under the Code.

All policies that we or our affiliate issue to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

If there is a reduction in the benefits under the policy during the first seven policy years, for example, as a result of a partial withdrawal or surrender, the seven-pay test will have to be reapplied as if the policy had originally been issued at the reduced Specified Amount. If there is a “material change” in the Policy’s benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult a tax advisor to determine whether a policy transaction will cause the Policy to be classified as a modified endowment contract.

The rules relating to whether the Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in full in the limited confines of this summary. Therefore, you should consult with a competent adviser to determine whether the Policy transaction will cause the Policy to be treated as a modified endowment contract.

Distributions from Policies Classified as Modified Endowment Contracts

Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from the Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy are treated as distributions from the Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, the Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner becoming disabled (as determined under the Code), or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract may be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

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Distributions from Policies Not Classified as Modified Endowment Contracts

Distributions from a Policy that is not classified as a modified endowment contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributions of taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in the Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue complying with the Section 7702 definitional limits. The application of these rules may vary depending on whether the change occurs in the first five years after the Policy is issued. Such a cash distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, the Policy that is not classified as a modified endowment contract are subject to the 10 percent additional tax.

Policy Loan Interest

Generally, personal interest paid on a loan under the Policy which is owned by an individual is not deductible. In addition, interest on any loan under the Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a competent tax adviser before deducting any interest paid in respect of a Policy loan.

Investment in the Policy

Investment in the Policy means: (i) the aggregate amount of any premiums or other consideration paid for the Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, the Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, the Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

Withholding

To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Business Uses of Policy

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Non-Individual Owners and Business Beneficiaries of Policies

If a Policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business

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(other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Employer-Owned Life Insurance Policies

Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance policy will generally be limited to the premiums paid for such policy (although certain exceptions may apply in specific circumstances). An employer-owned life insurance policy is a life insurance policy owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such policy. It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance policies and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance policies issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase of an employer-owned life insurance policy.

Split-Dollar Arrangements

The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

The prohibition on loans is generally effective as of July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Tax Shelter Regulations

Prospective owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Tax Consequences of the Option to Extend the Maturity Date

The option to extend the Maturity Date that we offer allows the policy owner to extend the original maturity date by 20 years. An extension of maturity could have adverse tax consequences. Before you exercise your rights under this option, you should consult with a competent tax adviser regarding the possible tax consequences of an extension of maturity.

Disposition of the Policy

The disposition of your Policy will likely have federal income tax consequences. The amount and character of any gain or income recognized in connection with a disposition may vary, depending on the nature of the disposition, your investment in the contract, premiums paid, and other factors. You should consult your tax adviser prior to any disposition.

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Income payments from Net Cash Surrender Value or Death Benefit Proceeds

Your policy contains provisions that allow for all or a portion of the net cash surrender value or death benefit to be paid in a series of installments. In addition, certain policies may have optional Riders that provide for installment benefits. These installments may be for a certain period of time, or may be payable based upon the life of one or more individuals.

Under the rules of Section 72 of the Code, each payment made will be comprised of two portions: A portion representing a return of the investment in the contract, and the remainder representing interest. The Exclusion Ratio as defined in Section 72(b) is used to determine what amount of each payment is excluded from tax reporting.

The calculation of the Exclusion ratio is based upon these two policy values as of the date the amount of the installment payment is being determined:

•	The portion of the net cash surrender value or death benefit proceeds being applied to the installment benefit

•	The investment in the contract.

The portion of each payment that is treated as a return of the investment in the contract is equal to the Exclusion Ratio multiplied by the payment amount. For installment payments that are based upon the life of one or more individuals, once the investment in the contract has been depleted any subsequent payment(s) would be treated as a return of interest and thus fully taxable.

Certain Information Reporting

Code section 6050Y requires information reporting for certain life insurance policy transactions. A return must be filed by every person who acquires a life insurance contract or any interest in a life insurance contract in a reportable policy sale. A reportable policy sale is generally the acquisition of an interest in a life insurance contract, directly or indirectly, if the acquirer has no substantial family, business, or financial relationship with the insured. The buyer must file the return required under Section 6050Y with the IRS and furnish copies of the return to the insurance company that issued the contract and the seller.

Other Tax Considerations

The transfer of the Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received under annuities or life insurance contracts that are includable in gross income are generally considered net investment income.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

Life Insurance Purchases by Residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

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Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes

The foregoing is a summary of the federal income (and, where noted, non-income) tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes

We currently make no charge against policy values to pay federal income taxes on investment gains.

However, we reserve the right to do so in the event there is a change in the tax laws. We currently do not expect that any such charge will be necessary.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to make such deductions for such taxes.

SALE OF THE POLICY

Hornor, Townsend & Kent, LLC (“HTK”), a wholly-owned subsidiary of Penn Mutual Life Insurance Company, acts as a principal underwriter of the Policies on a continuous basis. HTK, located at 600 Dresher Road, Horsham, Pennsylvania 19044, was organized as a Pennsylvania corporation on March 13, 1969. The offering is on a continuous basis. HTK also acts as principal underwriter for (1) Penn Mutual Variable Annuity Account III, a separate account established by Penn Mutual Life Insurance Company; for(2)Penn Mutual Variable Life Account I, also a separate account established by Penn Mutual Life Insurance Company; and for (3)PIA Variable Annuity Account I, a separate account established by The Penn Insurance and Annuity Company. HTK is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority.

The Protection VUL Policy is newly offered and therefore HTK did not receive any compensation for its services related to the Policy during the last three fiscal years.

PERFORMANCE INFORMATION

We may provide performance information for the investment funds offered as investment options under the Policy. The performance information for the funds does not reflect expenses that apply to the Separate Account or the Policy. Inclusion of these charges would reduce the performance information.

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EXPERTS

The financial statements as of December 31, 2020 and 2019 and for each of the two years in the period ended December 31, 2020, and the financial statements as of December 31, 2018 and 2017 and for each of the two years in the period ended December 31, 2018, both included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The financial statements of the Company are incorporated by reference to the financial statements included in the Form N-VPFS filed on July 2, 2021. The financial statements of the Company should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon the Company’s ability to meet its obligations under the Policy.

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